UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23100

BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2020

Date of reporting period: March 31, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

BERNSTEIN FUND, INC.

Small Cap Core Portfolio

International Small Cap Portfolio

International Strategic Equities Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2020

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

This shareholder report must be preceded or accompanied by the Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 15, 2020

On the following pages, you will find the 2020 semi-annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Bernstein Fund, Inc. (the “Fund”). The semi-annual report covers the six- and 12-month periods ended March 31, 2020, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities fell 14% during the six-month period ended March 31, 2020, as the novel coronavirus quickly evolved into a worldwide pandemic. Earlier in the period, overhang from the US-China trade dispute caused volatility, but the phase-one trade deal in conjunction with strong corporate earnings and the belief that the fallout from the coronavirus would be short-lived sparked a rally that sent global equity markets to all-time highs in mid-February.

What happened in 2019 quickly became old news once the severity of COVID-19 and the economic consequences of related shutdowns took the market’s attention, with equity markets declining 30% in record speed. In addition, investor panic led to an extraordinary flight to quality in fixed income, as credit spreads on risk assets quickly widened to levels not seen since the global financial crisis and liquidity was sharply curtailed. The market rout was met by monetary and fiscal policy action that was swift, large in scope, and broad. The US Federal Reserve lowered interest rates 150 basis points to zero while most other major central banks followed suit, and a $2.2 trillion stimulus package was announced in the US. Both fiscal and monetary actions were unprecedented in their scope, and the speed of the government response was remarkable.

In March, market pricing was directly linked to the COVID-19 economic response, and the period ahead will be no different. We expect the next six months to experience continued labor market weakness resulting in poor consumer spending trends and a fall in GDP before growth picks up in the back half. That forecast, though, is predicated on the reopening of the global economy and returning to a more business-as-usual environment. This depends on the ability to detect and treat COVID-19, and visibility on a vaccine. Without these elements, a fully functioning economy is unlikely. The “new normal” could look very different for quite some time.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Bernstein Fund, Inc.

1	This performance discussion is intended as a general market commentary.

Small Cap Core Portfolio

Investment Objectives and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and equity real estate investment trusts (“REITs”). You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s investment manager (the “Adviser”). The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located in the US. The Portfolio defines small-capitalization companies as those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Index (“Russell 2000”) and the largest company in the Russell 2000. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies

(Portfolio Manager Commentary continued on next page)

2020 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

changes over time as the capitalization of the securities included in the Russell 2000 changes.

The Adviser utilizes both quantitative analysis and fundamental research to determine which securities will be held by the Portfolio and to manage risk. The Adviser applies quantitative analysis to all of the securities in the Portfolio’s research universe, which is composed primarily of securities in the Portfolio’s benchmark. Those securities that score highly on this quantitative analysis are then screened to eliminate those securities that the Adviser is recommending against purchasing based on its fundamental research, and a portfolio is constructed from the remaining highly ranked securities based on diversification and risk considerations. In its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and earnings growth. In general, stocks are purchased when, in the view of the Adviser, they provide the highest expected returns, considering their contribution to the estimated risk of the Portfolio’s existing investments. Typically, growth in the size of a company’s market capitalization relative to other domestically traded companies does not cause the Adviser to dispose of the security. The Adviser expects to seek to manage the overall portfolio volatility of the Portfolio relative to the Russell 2000 by favoring securities that offer the best balance between return and targeted risk.

The Portfolio may also invest in exchange-traded funds (“ETFs”) and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may use stock index futures contracts to equitize cash. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

International Small Cap Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily in a diversified portfolio of equity securities of small-capitalization companies located outside of the United States. Under normal circumstances, at least 65% of the Portfolio’s net assets are invested in companies located outside of the United States. The Portfolio defines small-capitalization companies as those that, at the time of investment, have market capitalizations within the market capitalization range of the Portfolio’s benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Small Cap. The market capitalization of the companies included in the Portfolio’s definition of “small-capitalization” companies changes over time as the capitalization of the securities included in the MSCI ACWI ex USA Small Cap changes.

The Portfolio’s exposure to non-US companies may change over time based on the Adviser’s assessment of market conditions and the investment merit of non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may invest in both developed and emerging-market countries and, at times, may invest significantly in emerging markets.

The Adviser seeks to identify attractive investment opportunities primarily through its fundamental investment research or quantitative analysis. In applying its fundamental research, the Adviser generally seeks to identify companies that possess both attractive valuation and compelling company- and/or industry-level investment catalysts. In applying its quantitative analysis, the Adviser typically considers a number of metrics that historically have provided some indication of favorable future returns, including metrics related to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

(Portfolio Manager Commentary continued on next page)

2	Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolio may invest in established companies and also in new and less-seasoned issuers. The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

International Strategic Equities Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term growth of capital. The Portfolio invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities or other securities or instruments with similar economic characteristics, including derivatives related to equity securities. Equity securities are primarily common stocks, although, for purposes of the 80% policy, equity securities may also include preferred stocks, warrants, convertible securities, sponsored or unsponsored ADRs and GDRs and equity REITs. You will be notified at least 60 days prior to any change to the Portfolio’s 80% investment policy.

AllianceBernstein L.P. serves as the Portfolio’s Adviser. The Adviser invests the assets of the Portfolio primarily (under normal circumstances, at least 65% of net assets) in equity securities of issuers in countries that make up the MSCI ACWI ex USA, which includes both developed and emerging-market countries. The Portfolio focuses on securities of large-cap and mid-cap companies. The Adviser expects to allocate fund assets among issuers in many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI ACWI ex USA and may invest in issuers in countries outside of the MSCI ACWI ex USA. The Portfolio’s exposure among non-US countries may change over time based on the Adviser’s assessment of market conditions and the investment merit of particular non-US issuers. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. In determining a company’s location for purposes of the Portfolio’s investment policies and restrictions, the Adviser may consider: (1) the place of domicile, (2) where the company has an established presence and conducts its business and (3) where the company conducts a significant part of its economic activities. The Portfolio may, at times, invest significantly in emerging markets.

The Adviser utilizes both fundamental and quantitative research to both determine which securities will be held by the Portfolio and to manage risk. Specifically, the Portfolio’s management team uses the universe of securities selected by the Adviser’s various fundamental investment teams focusing on international equity securities, and applies its quantitative analysis to these securities. In applying its quantitative analysis, the Adviser considers a number of metrics that have historically provided some indication of favorable future returns, including metrics relating to valuation, quality, investor behavior and corporate behavior. Utilizing these resources, the Adviser expects to allocate the Portfolio’s assets among issuers, industries and geographic locations to attempt to create a diversified portfolio of investments.

The Portfolio may also invest in ETFs and other investment companies from time to time.

The Portfolio expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Portfolio may invest in currency derivatives as discussed below and in futures contracts to gain exposure to certain markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Portfolio’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of foreign equity securities. The Adviser may employ currency hedging strategies, including the use of currency-related derivatives, to seek to reduce currency risk in the Portfolio, but it is not required to do so. The Adviser may also take long and short positions in currencies or related derivatives for investment purposes, independent of any security positions. The Adviser may use stock index futures contracts to gain access to certain markets.

2020 Semi-Annual Report	3

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The MSCI ACWI ex USA Small Cap (net) measures the performance of the small-cap market segment across 22 of 23 developed markets (excluding the US) and 24 emerging-market countries. The MSCI ACWI ex USA (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the United States. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased

4	Bernstein Fund, Inc.

Disclosures and Risks (continued)

liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Sector Risk: The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Allocation Risk: The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk: The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the Adviser and could have an adverse effect on the value or performance of the Portfolios.

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the

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2020 Semi-Annual Report	5

Disclosures and Risks (continued)

REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

International Small Cap and International Strategic Equities Portfolios

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Small Cap Core Portfolio

Portfolio Turnover Risk: The Portfolio’s investment strategies may result in high portfolio turnover. The Portfolio generally buys portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. This trading may increase the Portfolio’s rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolio and its shareholders.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

(Disclosures and Risks continued on next page)

6	Bernstein Fund, Inc.

Disclosures and Risks (continued)

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2020 Semi-Annual Report	7

Historical Performance (Unaudited)

Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2020	PAST SIX MONTHS	PAST 12 MONTHS	SINCE INCEPTION	INCEPTION DATE
Small Cap Core Portfolio[1]				12/29/2015
SCB Class Shares	-26.38%	-26.24%	-2.20%
Advisor Class Shares	-26.28%	-26.08%	-1.96%
Class Z Shares	-26.36%	-26.08%	-1.96%
Russell 2000 Index	-23.72%	-23.99%	1.27%
Lipper Small-Cap Core Funds Average	-27.46%	-26.46%	-0.87%

International Small Cap Portfolio[2]				12/21/2015
SCB Class Shares	-22.89%	-23.63%	-1.54%
Advisor Class Shares	-22.84%	-23.43%	-1.33%
Class Z Shares	-22.83%	-23.42%	-1.32%
MSCI ACWI ex USA Small Cap (net)	-21.19%	-21.18%	-0.17%
Lipper International Small/Mid-Cap Growth Funds Average	-18.06%	-16.81%	0.74%

International Strategic Equities Portfolio[3]				12/21/2015
SCB Class Shares	-16.92%	-16.63%	0.82%
Advisor Class Shares	-16.84%	-16.41%	1.04%
Class Z Shares	-16.84%	-16.41%	1.06%
MSCI ACWI ex USA (net)	-16.52%	-15.57%	1.80%
Lipper International Multi-Cap Growth Funds Average	-13.27%	-11.03%	2.26%

1	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.14%, 0.89% and 0.87% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

2	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.35%, 1.10% and 1.10% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

3	The current prospectus table shows the total annual operating expense ratios for the Portfolio as 1.00%, 0.75% and 0.76% for SCB Class, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

See Disclosures, Risks and Note about Historical Performance on pages 4–7.

(Historical Performance continued on next page)

8	Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Small Cap Core—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Small Cap—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

International Strategic Equities—SCB Class Shares
Growth of a $10,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the Portfolios could lose value. Each chart illustrates the total value of an assumed $10,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the period since inception through March 31, 2020.

1	Inception date: 12/29/2015.

2	Inception date: 12/21/2015.

See Disclosures, Risks and Note about Historical Performance on pages 4–7.

2020 Semi-Annual Report	9

Expense Example—March 31, 2020 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2019	ENDING ACCOUNT VALUE MARCH 31, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Small Cap Core Portfolio
SCB Class
Actual	$1,000	$736.20	$4.90	1.13%
Hypothetical**	$1,000	$1,019.35	$5.70	1.13%
Advisor Class
Actual	$1,000	$737.20	$3.82	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
Class Z
Actual	$1,000	$736.40	$3.73	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%

International Small Cap Portfolio
SCB Class
Actual	$1,000	$771.10	$5.89	1.33%
Hypothetical**	$1,000	$1,018.35	$6.71	1.33%
Advisor Class
Actual	$1,000	$771.60	$4.83	1.09%
Hypothetical**	$1,000	$1,019.55	$5.50	1.09%
Class Z
Actual	$1,000	$771.70	$4.78	1.08%
Hypothetical**	$1,000	$1,019.60	$5.45	1.08%

International Strategic Equities Portfolio
SCB Class
Actual	$1,000	$830.80	$4.58	1.00%
Hypothetical**	$1,000	$1,020.00	$5.05	1.00%
Advisor Class
Actual	$1,000	$831.60	$3.43	0.75%
Hypothetical**	$1,000	$1,021.25	$3.79	0.75%
Class Z
Actual	$1,000	$831.60	$3.48	0.76%
Hypothetical**	$1,000	$1,021.20	$3.84	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	Bernstein Fund, Inc.

Portfolio Summary—March 31, 2020 (Unaudited)

Small Cap Core Portfolio

Sector Breakdown[1]
Health Care	21.7%
Information Technology	17.7
Industrials	15.3
Financials	14.9
Consumer Discretionary	9.5
Real Estate	6.6
Utilities	5.5
Consumer Staples	4.4
Materials	2.1
Energy	1.3
Communication Services	1.0

International Small Cap Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	16.2%
Industrials	15.5
Consumer Discretionary	12.4
Consumer Staples	10.6
Real Estate	9.9
Financials	9.7
Health Care	7.6
Communication Services	6.5
Materials	6.0
Utilities	3.7
Energy	1.9

International Strategic Equities Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	18.2%
Financials	16.3
Consumer Staples	12.1
Health Care	11.1
Consumer Discretionary	8.8
Utilities	8.3
Industrials	7.2
Materials	6.6
Communication Services	6.6
Energy	3.7
Real Estate	1.1

1	All data are as of March 31, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the Small Cap Core, International Small Cap and International Strategic Equities Portfolios).

2	“Other” represents 6.2% in MSCI EM Index countries, 13.2% in MSCI EAFE Index countries and 0.7% in other emerging-market countries.

3	“Other” represents 6.2% in MSCI EM Index countries and 10.1% in MSCI EAFE Index countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2020 Semi-Annual Report	11

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

Small Cap Core Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–99.0%

Health Care–21.5%
Biotechnology–7.7%
ACADIA Pharmaceuticals, Inc.(a)	80,170	$3,387,183
Allakos, Inc.(a)	28,760	1,279,532
Allogene Therapeutics, Inc.(a)	59,971	1,165,836
Arena Pharmaceuticals, Inc.(a)	54,606	2,293,452
Arrowhead Pharmaceuticals, Inc.(a)	68,600	1,973,622
Ascendis Pharma A/S (Sponsored ADR)(a)	9,050	1,019,121
BeiGene Ltd. (Sponsored ADR)(a)	9,130	1,123,994
Biohaven Pharmaceutical Holding Co., Ltd.(a)	41,400	1,408,842
Blueprint Medicines Corp.(a)	33,500	1,959,080
ChemoCentryx, Inc.(a)	44,380	1,783,188
Coherus Biosciences, Inc.(a)	119,890	1,944,616
Deciphera Pharmaceuticals, Inc.(a)	27,980	1,151,937
Dicerna Pharmaceuticals, Inc.(a)	75,350	1,384,180
Eagle Pharmaceuticals, Inc./DE(a)	19,840	912,640
Emergent BioSolutions, Inc.(a)	43,459	2,514,538
Global Blood Therapeutics, Inc.(a)	41,000	2,094,690
Gossamer Bio, Inc.(a)	55,362	561,924
Halozyme Therapeutics, Inc.(a)	127,176	2,287,896
Heron Therapeutics, Inc.(a)	135,030	1,585,252
Iovance Biotherapeutics, Inc.(a)	91,000	2,724,085
Karuna Therapeutics, Inc.(a)	8,140	586,080
Ligand Pharmaceuticals, Inc.(a)	21,820	1,586,750
Madrigal Pharmaceuticals, Inc.(a)	17,243	1,151,143
Mirati Therapeutics, Inc.(a)	21,223	1,631,412
Momenta Pharmaceuticals, Inc.(a)	78,820	2,143,904
Neurocrine Biosciences, Inc.(a)	13,516	1,169,810
NextCure, Inc.(a)	41,862	1,551,824
PTC Therapeutics, Inc.(a)	55,690	2,484,331
Turning Point Therapeutics, Inc.–Class I(a)	32,600	1,455,916
Ultragenyx Pharmaceutical, Inc.(a)	41,593	1,847,977
Y-mAbs Therapeutics, Inc.(a)	52,249	1,363,699

		51,528,454

Health Care Equipment & Supplies–4.2%
CONMED Corp.	16,580	949,537
Globus Medical, Inc.–Class A(a)	56,530	2,404,221
Haemonetics Corp.(a)	49,060	4,889,319
Insulet Corp.(a)	10,188	1,687,948
Integer Holdings Corp.(a)	38,250	2,404,395
Masimo Corp.(a)	8,170	1,447,070
Mesa Laboratories, Inc.	7,340	1,659,501
Nevro Corp.(a)	22,570	2,256,549
Novocure Ltd.(a)	58,110	3,913,127
Orthofix Medical, Inc.(a)	67,500	1,890,675
Penumbra, Inc.(a)	10,940	1,764,950
Silk Road Medical, Inc.(a)	66,360	2,089,013

Tactile Systems Technology, Inc.(a)	22,932	$920,949

		28,277,254

Health Care Providers & Services–3.7%
Amedisys, Inc.(a)	26,100	4,790,394
AMN Healthcare Services, Inc.(a)	56,500	3,266,265
BioTelemetry, Inc.(a)	71,510	2,753,850
Chemed Corp.	8,200	3,552,240
Encompass Health Corp.	38,307	2,452,797
HealthEquity, Inc.(a)	57,010	2,884,136
LHC Group, Inc.(a)	18,060	2,532,012
Molina Healthcare, Inc.(a)	17,530	2,449,116

		24,680,810

Health Care Technology–1.9%
Health Catalyst, Inc.(a)	60,230	1,575,015
HMS Holdings Corp.(a)	164,979	4,169,019
Teladoc Health, Inc.(a)	44,800	6,944,448

		12,688,482

Life Sciences Tools & Services–1.8%
ICON PLC(a)	11,750	1,598,000
Medpace Holdings, Inc.(a)	36,395	2,670,665
PRA Health Sciences, Inc.(a)	18,070	1,500,533
Repligen Corp.(a)	39,441	3,807,634
Syneos Health, Inc.(a)	70,170	2,766,101

		12,342,933

Pharmaceuticals–2.2%
Aerie Pharmaceuticals, Inc.(a)	79,100	1,067,850
Amphastar Pharmaceuticals, Inc.(a)	57,390	851,668
Axsome Therapeutics, Inc.(a)	25,847	1,520,579
Catalent, Inc.(a)	23,310	1,210,954
Collegium Pharmaceutical, Inc.(a)	61,560	1,005,275
Corcept Therapeutics, Inc.(a)	93,870	1,116,114
GW Pharmaceuticals PLC (Sponsored ADR)(a)	12,228	1,070,806
Horizon Therapeutics PLC(a)	36,930	1,093,867
Innoviva, Inc.(a)	111,510	1,311,358
Osmotica Pharmaceuticals PLC(a)	222,490	707,518
Reata Pharmaceuticals, Inc.–Class A(a)	15,530	2,241,600
Revance Therapeutics, Inc.(a)	82,766	1,224,937

		14,422,526

		143,940,459

Information Technology–17.5%
Communications Equipment–1.2%
Ciena Corp.(a)	75,823	3,018,513
Extreme Networks, Inc.(a)	284,776	879,958
Lumentum Holdings, Inc.(a)	34,180	2,519,066
Viavi Solutions, Inc.(a)	178,020	1,995,604

		8,413,141

Electronic Equipment, Instruments & Components–2.3%
Fabrinet(a)	33,430	1,823,941
Insight Enterprises, Inc.(a)	33,070	1,393,239

12	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Jabil, Inc.	61,410	$1,509,458
OSI Systems, Inc.(a)	37,220	2,565,202
PC Connection, Inc.	63,655	2,623,223
Sanmina Corp.(a)	101,260	2,762,373
SYNNEX Corp.	8,710	636,701
TTM Technologies, Inc.(a)	212,610	2,198,387

		15,512,524

IT Services–4.2%
CACI International, Inc.–Class A(a)	12,940	2,732,281
EVERTEC, Inc.	123,316	2,802,973
Genpact Ltd.	98,360	2,872,112
KBR, Inc.	126,710	2,620,363
ManTech International Corp./VA–Class A	23,635	1,717,555
MAXIMUS, Inc.	57,495	3,346,209
NIC, Inc.	115,791	2,663,193
Perficient, Inc.(a)	71,860	1,946,687
Perspecta, Inc.	132,292	2,413,006
TTEC Holdings, Inc.	81,010	2,974,687
WNS Holdings Ltd. (ADR)(a)	48,070	2,066,049

		28,155,115

Semiconductors & Semiconductor Equipment–4.3%
Cirrus Logic, Inc.(a)	63,194	4,147,422
Enphase Energy, Inc.(a)	61,120	1,973,565
Inphi Corp.(a)	50,370	3,987,793
Kulicke & Soffa Industries, Inc.	93,793	1,957,460
Lattice Semiconductor Corp.(a)	143,940	2,565,011
MKS Instruments, Inc.	21,982	1,790,434
Monolithic Power Systems, Inc.	12,340	2,066,456
Onto Innovation, Inc.(a)	76,450	2,268,271
Silicon Laboratories, Inc.(a)	33,637	2,872,936
Synaptics, Inc.(a)	47,080	2,724,520
Teradyne, Inc.	30,110	1,631,059
Ultra Clean Holdings, Inc.(a)	53,800	742,440

		28,727,367

Software–5.4%
Aspen Technology, Inc.(a)	21,150	2,010,731
Blackline, Inc.(a)	45,010	2,367,976
CommVault Systems, Inc.(a)	94,850	3,839,528
Cornerstone OnDemand, Inc.(a)	41,691	1,323,689
Fair Isaac Corp.(a)	9,970	3,067,669
Five9, Inc.(a)	67,070	5,128,172
j2 Global, Inc.	54,468	4,076,930
Manhattan Associates, Inc.(a)	46,526	2,317,925
Nuance Communications, Inc.(a)	173,390	2,909,484
Pegasystems, Inc.	25,250	1,798,558
Progress Software Corp.	98,830	3,162,560
Rapid7, Inc.(a)	52,957	2,294,627
SPS Commerce, Inc.(a)	37,680	1,752,497

		36,050,346

Technology Hardware, Storage & Peripherals–0.1%
NCR Corp.(a)	45,390	803,403

		117,661,896

Industrials–15.2%
Aerospace & Defense–1.0%
Aerojet Rocketdyne Holdings, Inc.(a)	92,730	$3,878,896
Curtiss-Wright Corp.	18,350	1,695,724
Vectrus, Inc.(a)	24,461	1,012,930

		6,587,550

Air Freight & Logistics–1.5%
Echo Global Logistics, Inc.(a)	149,565	2,554,570
Forward Air Corp.	46,158	2,337,903
Hub Group, Inc.–Class A(a)	73,456	3,340,044
Radiant Logistics, Inc.(a)	494,680	1,914,412

		10,146,929

Airlines–0.4%
SkyWest, Inc.	106,340	2,785,045

Building Products–1.9%
Builders FirstSource, Inc.(a)	124,698	1,525,057
Masonite International Corp.(a)	58,190	2,761,115
Patrick Industries, Inc.	68,742	1,935,775
Trex Co., Inc.(a)	45,030	3,608,704
Universal Forest Products, Inc.	69,020	2,566,854

		12,397,505

Commercial Services & Supplies–1.4%
Brink’s Co. (The)	59,320	3,087,606
Kimball International, Inc.–Class B	109,494	1,304,074
SP Plus Corp.(a)	60,546	1,256,329
Steelcase, Inc.–Class A	123,290	1,216,872
Tetra Tech, Inc.	37,800	2,669,436

		9,534,317

Construction & Engineering–2.0%
Comfort Systems USA, Inc.	59,954	2,191,319
EMCOR Group, Inc.	59,090	3,623,399
MasTec, Inc.(a)	82,430	2,697,934
Quanta Services, Inc.	97,860	3,105,098
Tutor Perini Corp.(a)	282,180	1,896,249

		13,513,999

Electrical Equipment–0.4%
Atkore International Group, Inc.(a)	50,410	1,062,139
Generac Holdings, Inc.(a)	17,510	1,631,406

		2,693,545

Machinery–.2.2%
Allison Transmission Holdings, Inc.	82,482	2,689,738
Barnes Group, Inc.	55,440	2,319,055
Chart Industries, Inc.(a)	79,280	2,297,534
Kadant, Inc.	18,150	1,354,898
Meritor, Inc.(a)	97,813	1,296,022
Mueller Industries, Inc.	126,500	3,028,410
Wabash National Corp.	231,491	1,671,365

		14,657,022

Professional Services–2.4%
ASGN, Inc.(a)	48,860	1,725,735
Barrett Business Services, Inc.	36,590	1,450,428

2020 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

FTI Consulting, Inc.(a)	38,240	$4,580,005
Heidrick & Struggles International, Inc.	85,838	1,931,355
ICF International, Inc.	24,530	1,685,211
Insperity, Inc.	58,411	2,178,730
Kforce, Inc.	76,210	1,948,690
TrueBlue, Inc.(a)	66,020	842,415

		16,342,569

Road & Rail–0.6%
ArcBest Corp.	97,542	1,708,936
Knight-Swift Transportation Holdings, Inc.	67,179	2,203,471

		3,912,407

Trading Companies & Distributors–1.4%
Applied Industrial Technologies, Inc.	48,780	2,230,222
BMC Stock Holdings, Inc.(a)	102,981	1,825,853
GMS, Inc.(a)	141,759	2,229,869
MRC Global, Inc.(a)	229,690	978,479
Titan Machinery, Inc.(a)	233,393	2,028,185

		9,292,608

		101,863,496

Financials–14.7%
Banks–6.7%
1st Source Corp.	33,890	1,099,053
Bancorp, Inc. (The)(a)	293,520	1,781,666
Bank of NT Butterfield & Son Ltd. (The)	94,530	1,609,846
Cathay General Bancorp	128,440	2,947,698
Civista Bancshares, Inc.	135,750	2,030,820
Community Trust Bancorp, Inc.	49,860	1,585,049
Enterprise Financial Services Corp.	28,660	799,901
First Citizens BancShares, Inc./NC–Class A	5,410	1,800,827
First Financial Corp./IN	49,810	1,679,593
Great Southern Bancorp, Inc.	47,180	1,906,072
Great Western Bancorp, Inc.	113,250	2,319,360
Hancock Whitney Corp.	67,710	1,321,699
Hilltop Holdings, Inc.	196,243	2,967,194
Home BancShares, Inc./AR	183,090	2,195,249
IBERIABANK Corp.	43,844	1,585,399
International Bancshares Corp.	98,720	2,653,594
Northeast Bank(a)	101,251	1,180,587
Preferred Bank/Los Angeles CA	63,600	2,150,952
Republic Bancorp, Inc./KY–Class A	58,420	1,929,613
Sterling Bancorp/DE	188,969	1,974,726
Synovus Financial Corp.	112,178	1,969,846
Texas Capital Bancshares, Inc.(a)	28,290	627,189
Umpqua Holdings Corp.	247,200	2,694,480
Western Alliance Bancorp	70,040	2,143,924

		44,954,337

Capital Markets–0.8%
Cowen, Inc.–Class A	132,150	1,276,569
Evercore, Inc.–Class A	24,710	1,138,143
Houlihan Lokey, Inc.	55,130	2,873,375

		5,288,087

Consumer Finance–0.8%
Enova International, Inc.(a)	42,900	$621,621
Navient Corp.	170,459	1,292,079
Nelnet, Inc.–Class A	49,070	2,228,269
OneMain Holdings, Inc.	74,580	1,425,970

		5,567,939

Insurance–3.6%
American Equity Investment Life Holding Co.	121,884	2,291,419
Assured Guaranty Ltd.	92,510	2,385,833
Benefytt Technologies, Inc.(a)	56,560	1,266,378
eHealth, Inc.(a)	25,410	3,578,236
Employers Holdings, Inc.	81,306	3,293,706
First American Financial Corp.	63,689	2,701,050
National Western Life Group, Inc.–Class A	8,070	1,388,040
Palomar Holdings, Inc.(a)	53,380	3,104,581
Primerica, Inc.	24,270	2,147,410
Universal Insurance Holdings, Inc.	115,940	2,077,645

		24,234,298

Mortgage Real Estate Investment Trusts (REITs)–0.4%
Ellington Financial, Inc.	146,670	837,485
PennyMac Mortgage Investment Trust	153,490	1,630,064

		2,467,549

Thrifts & Mortgage Finance–2.4%
Axos Financial, Inc.(a)	93,094	1,687,794
BankUnited, Inc.	98,160	1,835,592
Essent Group Ltd.	126,877	3,341,940
Flagstar Bancorp, Inc.	110,170	2,184,671
MGIC Investment Corp.	279,368	1,773,987
NMI Holdings, Inc.–Class A(a)	104,596	1,214,360
Radian Group, Inc.	222,850	2,885,908
Walker & Dunlop, Inc.	35,490	1,429,182

		16,353,434

		98,865,644

Consumer Discretionary–9.4%
Auto Components–0.4%
LCI Industries	39,550	2,643,127

Automobiles–0.2%
Thor Industries, Inc.	18,842	794,756
Winnebago Industries, Inc.	23,430	651,588

		1,446,344

Diversified Consumer Services–1.6%
Bright Horizons Family Solutions, Inc.(a)	14,958	1,525,716
Hillenbrand, Inc.	59,780	1,142,396
Perdoceo Education Corp.(a)	196,540	2,120,667
Strategic Education, Inc.	31,840	4,449,958
WW International, Inc.(a)	80,780	1,365,990

		10,604,727

Hotels, Restaurants & Leisure–2.1%
Churchill Downs, Inc.	25,060	2,579,927
Marriott Vacations Worldwide Corp.	52,780	2,933,512

14	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Papa John’s International, Inc.	42,796	$2,284,023
Penn National Gaming, Inc.(a)	88,600	1,120,790
Planet Fitness, Inc.(a)	27,303	1,329,656
Wingstop, Inc.	49,160	3,918,052

		14,165,960

Household Durables–1.4%
Helen of Troy Ltd.(a)	20,080	2,892,123
Lovesac Co. (The)(a)	163,230	951,631
Skyline Champion Corp.(a)	82,530	1,294,070
Taylor Morrison Home Corp.–Class A(a)	173,265	1,905,915
TopBuild Corp.(a)	29,050	2,081,142

		9,124,881

Leisure Products–0.5%
Malibu Boats, Inc.(a)	75,800	2,182,282
MasterCraft Boat Holdings, Inc.(a)	212,045	1,547,928

		3,730,210

Specialty Retail–2.2%
Citi Trends, Inc.	97,330	866,237
Floor & Decor Holdings, Inc.–Class A(a)	61,080	1,960,057
Foot Locker, Inc.	66,960	1,476,468
Genesco, Inc.(a)	87,594	1,168,504
Lithia Motors, Inc.–Class A	28,762	2,352,444
National Vision Holdings, Inc.(a)	130,620	2,536,640
RH(a)	5,180	520,435
Sleep Number Corp.(a)	75,743	1,451,236
Williams-Sonoma, Inc.	45,930	1,952,943
Zumiez, Inc.(a)	50,209	869,620

		15,154,584

Textiles, Apparel & Luxury Goods–1.0%
Crocs, Inc.(a)	57,534	977,503
Deckers Outdoor Corp.(a)	35,910	4,811,940
Vera Bradley, Inc.(a)	166,810	687,257

		6,476,700

		63,346,533

Real Estate–6.6%
Equity Real Estate Investment Trusts (REITs)–6.0%
Agree Realty Corp.	14,697	909,744
Alexander & Baldwin, Inc.	79,890	896,366
American Campus Communities, Inc.	40,840	1,133,310
Americold Realty Trust	68,943	2,346,820
Armada Hoffler Properties, Inc.	101,728	1,088,490
CareTrust REIT, Inc.	132,090	1,953,611
CorEnergy Infrastructure Trust, Inc.	37,270	685,023
Cousins Properties, Inc.	65,278	1,910,687
CubeSmart	109,300	2,928,147
First Industrial Realty Trust, Inc.	98,630	3,277,475
Getty Realty Corp.	123,870	2,940,674
Healthcare Realty Trust, Inc.	104,930	2,930,695
National Storage Affiliates Trust	72,530	2,146,888
NexPoint Residential Trust, Inc.	70,370	1,774,028
Physicians Realty Trust	232,800	3,245,232

RLJ Lodging Trust	123,698	954,948
Sabra Health Care REIT, Inc.	210,040	2,293,637
STAG Industrial, Inc.	123,140	2,773,113
Summit Hotel Properties, Inc.	141,660	597,805
Sun Communities, Inc.	14,130	1,764,130
Xenia Hotels & Resorts, Inc.	154,800	1,594,440

		40,145,263

Real Estate Management & Development–0.6%
Marcus & Millichap, Inc.(a)	71,181	1,929,005
RE/MAX Holdings, Inc.–Class A	89,760	1,967,539

		3,896,544

		44,041,807

Utilities–5.4%
Electric Utilities–2.1%
ALLETE, Inc.	69,080	4,191,774
Otter Tail Corp.	88,760	3,946,270
Portland General Electric Co.	101,740	4,877,416
Spark Energy, Inc.	169,802	1,064,658

		14,080,118

Gas Utilities–0.5%
Chesapeake Utilities Corp.	19,770	1,694,487
New Jersey Resources Corp.	43,100	1,464,107

		3,158,594

Independent Power and Renewable Electricity Producers–1.4%
Atlantic Power Corp.(a)	496,197	1,061,862
Atlantica Yield PLC	118,990	2,653,477
Ormat Technologies, Inc.	45,920	3,106,947
Vistra Energy Corp.	152,674	2,436,677

		9,258,963

Multi-Utilities–1.1%
Avista Corp.	64,971	2,760,618
Black Hills Corp.	54,930	3,517,168
NorthWestern Corp.	22,770	1,362,329

		7,640,115

Water Utilities–0.3%
Consolidated Water Co., Ltd.	143,494	2,353,301

		36,491,091

Consumer Staples–4.3%
Beverages–0.8%
Boston Beer Co., Inc. (The)–Class A(a)	9,930	3,649,871
Primo Water Corp.	193,690	1,754,831

		5,404,702

Food & Staples Retailing–1.4%
Grocery Outlet Holding Corp.(a)	88,350	3,033,939
SpartanNash Co.	111,397	1,595,205
US Foods Holding Corp.(a)	165,660	2,933,839
Village Super Market, Inc. –Class A	80,630	1,981,885

		9,544,868

2020 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Food Products–2.1%
Calavo Growers, Inc.	45,885	$2,647,106
Fresh Del Monte Produce, Inc.	74,428	2,054,957
Freshpet, Inc.(a)	40,740	2,602,064
Hain Celestial Group, Inc. (The)(a)	94,450	2,452,867
John B Sanfilippo & Son, Inc.	23,440	2,095,536
Nomad Foods Ltd.(a)	113,290	2,102,662

		13,955,192

		28,904,762

Materials–2.1%
Chemicals–0.5%
Huntsman Corp.	100,978	1,457,112
Orion Engineered Carbons SA	128,210	956,447
Stepan Co.	10,920	965,983

		3,379,542

Containers & Packaging–0.6%
Graphic Packaging Holding Co.	123,340	1,504,748
Sealed Air Corp.	108,385	2,678,193

		4,182,941

Metals & Mining–0.3%
Warrior Met Coal, Inc.	193,120	2,050,935

Paper & Forest Products–0.7%
Boise Cascade Co.	59,329	1,410,844
Louisiana-Pacific Corp.	79,236	1,361,274
Verso Corp.(a)	149,270	1,683,766

		4,455,884

		14,069,302

Energy–1.3%
Energy Equipment & Services–0.5%
Cactus, Inc.– Class A	149,570	1,735,012
Matrix Service Co.(a)	125,900	1,192,273

		2,927,285

Oil, Gas & Consumable Fuels–0.8%
Arch Coal, Inc.	20,070	$580,023
CVR Energy, Inc.	47,550	786,002
HollyFrontier Corp.	74,750	1,832,122
Renewable Energy Group, Inc.(a)	110,042	2,259,162

		5,457,309

		8,384,594

Communication Services–1.0%
Diversified Telecommunication Services–0.5%
Vonage Holdings Corp.(a)	463,630	3,352,045

Media–0.5%
Nexstar Media Group, Inc.–Class A	15,700	906,361
TEGNA, Inc.	211,540	2,297,324

		3,203,685

		6,555,730

Total Common Stocks (cost $795,737,885)		664,125,314

SHORT-TERM INVESTMENTS–0.2%
Investment Companies–0.2%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(b) (c)(d) (cost $1,469,261)	1,469,261	1,469,261

Total Investments—99.2% (cost $797,207,146)		665,594,575

Other assets less liabilities—0.8%		5,058,691

Net Assets—100.0%		$670,653,266

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Futures	238	June 2020	$13,656,440	$(1,318,882)

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

See notes to financial statements.

16	Bernstein Fund, Inc.

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Small Cap Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%

Information Technology–15.9%
Communications Equipment–0.3%
VTech Holdings Ltd.	327,500	$2,358,317

Electronic Equipment, Instruments & Components–3.7%
AT&S Austria Technologie & Systemtechnik AG	217,194	3,146,027
Egis Technology, Inc.	374,000	1,809,130
Inficon Holding AG	3,772	2,396,652
Kaga Electronics Co., Ltd.	55,700	871,841
Ryoyo Electro Corp.	168,000	3,198,968
Simplo Technology Co., Ltd.	818,000	7,119,703
Spectris PLC	273,887	8,251,918
Test Research, Inc.	1,493,000	2,240,958
Zhen Ding Technology Holding Ltd.	1,936,000	5,916,582

		34,951,779

IT Services–5.0%
Atea ASA(a)	242,422	2,039,804
CANCOM SE	57,156	2,402,649
Computacenter PLC	122,817	2,177,416
Equiniti Group PLC(b)	2,756,541	5,942,895
Firstsource Solutions Ltd.	6,990,742	2,529,120
NEC Networks & System Integration Corp.	443,200	17,965,455
Nihon Unisys Ltd.	377,739	10,075,530
Softcat PLC	190,073	2,420,323
TietoEVRY Oyj	93,805	2,023,887

		47,577,079

Semiconductors & Semiconductor Equipment–4.9%
ASM International NV	67,920	6,910,302
ASMedia Technology, Inc.	51,000	1,289,959
ASPEED Technology, Inc.	69,000	2,350,465
BE Semiconductor Industries NV	36,263	1,110,620
Dialog Semiconductor PLC(a)	75,136	1,953,009
Machvision, Inc.	194,000	1,613,704
Macronix International	3,685,000	3,073,828
Melexis NV	36,593	1,908,476
Nanya Technology Corp.	1,675,000	2,947,972
Novatek Microelectronics Corp.	1,410,000	7,949,859
Parade Technologies Ltd.	330,000	6,974,785
SCREEN Holdings Co., Ltd.	177,700	6,503,425
Sino-American Silicon Products, Inc.	351,000	898,486
Sitronix Technology Corp.	295,000	1,141,748

		46,626,638

Software–1.4%
Avast PLC(b)	1,658,246	8,017,112
Enghouse Systems Ltd.	178,960	5,535,514

		13,552,626

Technology Hardware, Storage & Peripherals–0.6%
Aten International Co., Ltd.	935,000	$2,412,551
Gigabyte Technology Co., Ltd.	626,000	1,050,921
Roland DG Corp.	164,200	1,768,111

		5,231,583

		150,298,022

Industrials–15.2%
Aerospace & Defense–1.2%
Meggitt PLC	900,248	3,236,091
Saab AB–Class B	431,346	8,195,413

		11,431,504

Air Freight & Logistics–0.3%
Oesterreichische Post AG	79,648	2,841,223

Airlines–0.6%
Air New Zealand Ltd.	2,694,059	1,350,121
Controladora Vuela Cia de Aviacion SAB de CV–Class A(a)	2,221,301	788,423
Wizz Air Holdings PLC(a)(b)	132,762	3,736,775

		5,875,319

Building Products–0.4%
Schweiter Technologies AG	2,340	2,283,450
Uponor Oyj	175,950	1,584,396

		3,867,846

Commercial Services & Supplies–2.2%
A-Living Services Co., Ltd.–Class H(b)	687,250	3,295,921
Biffa PLC(b)	2,330,230	5,108,666
Cewe Stiftung & Co. KGAA	24,846	2,186,025
Downer EDI Ltd.	1,312,456	2,397,670
KEPCO Plant Service & Engineering Co., Ltd.	94,110	2,235,865
Rentokil Initial PLC	1,142,526	5,456,685

		20,680,832

Construction & Engineering–1.3%
Burkhalter Holding AG	35,799	2,042,314
Daiho Corp.	78,000	1,625,100
Maire Tecnimont SpA	1,039,294	1,606,225
Mirait Holdings Corp.	119,600	1,484,846
Morgan Sindall Group PLC	119,227	1,757,116
Tokyu Construction Co., Ltd.	131,200	689,070
Yurtec Corp.	480,500	2,722,698

		11,927,369

Electrical Equipment–1.0%
Nexans SA	177,155	5,270,606
TKH Group NV	163,690	4,542,689

		9,813,295

Industrial Conglomerates–0.8%
Rheinmetall AG	111,036	7,716,638

Machinery–2.3%
ATS Automation Tooling Systems, Inc.(a)	530,692	6,207,056
Deutz AG	1,002,014	3,644,963

2020 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Glory Ltd.	208,048	$4,780,224
IMA Industria Macchine Automatiche SpA	45,072	2,643,252
Kardex AG	16,259	2,235,891
Rational AG	4,194	2,218,012

		21,729,398

Professional Services–2.7%
Amadeus Fire AG	17,448	1,474,700
Intertrust NV(b)	313,993	3,952,418
IPH Ltd.	446,090	1,958,491
Meitec Corp.	166,200	6,590,937
NICE Information Service Co., Ltd.	192,514	2,074,339
TeamLease Services Ltd.(a)	20,807	422,204
Teleperformance	25,282	5,236,323
UT Group Co., Ltd.(a)	347,800	3,536,460

		25,245,872

Road & Rail–0.8%
Nobina AB(b)	376,516	2,034,559
Sankyu, Inc.	150,000	5,589,014

		7,623,573

Trading Companies & Distributors–1.6%
AerCap Holdings NV(a)	198,729	4,529,034
Daiichi Jitsugyo Co., Ltd.	75,800	2,395,097
Inaba Denki Sangyo Co., Ltd.	119,900	2,547,453
Russel Metals, Inc.	140,660	1,308,349
Sojitz Corp.	1,012,600	2,374,187
Yuasa Trading Co., Ltd.	88,400	2,325,616

		15,479,736

		144,232,605

Consumer Discretionary–12.1%
Auto Components–1.7%
Aisan Industry Co., Ltd.	161,300	750,413
Faurecia SE	159,045	4,657,093
GUD Holdings Ltd.	375,040	2,173,766
Kasai Kogyo Co., Ltd.	222,700	1,085,137
Tianneng Power International Ltd.	2,052,000	1,516,447
Toyo Tire Corp.	514,694	5,883,702

		16,066,558

Automobiles–0.4%
Piaggio & C SpA	2,094,565	3,700,790

Diversified Consumer Services–1.8%
Benesse Holdings, Inc.	310,100	7,891,472
Fu Shou Yuan International Group Ltd.	5,432,000	4,747,805
YDUQS Part	1,118,500	4,772,261

		17,411,538

Hotels, Restaurants & Leisure–3.3%
Bloomberry Resorts Corp.	43,071,894	5,067,419
Collins Foods Ltd.	441,043	1,462,626
Greggs PLC	107,211	2,133,517
GVC Holdings PLC	1,089,012	7,543,290
Recipe Unlimited Corp.	211,971	1,304,391

Round One Corp.	143,200	$744,779
Scandic Hotels Group AB(b)	263,140	782,958
Sushiro Global Holdings Ltd.	804,480	11,793,583

		30,832,563

Household Durables–0.5%
Haseko Corp.	246,000	2,616,172
Kaufman & Broad SA	66,930	2,056,118

		4,672,290

Internet & Direct Marketing Retail–0.5%
Moneysupermarket.com Group PLC	730,374	2,714,119
Real Matters, Inc.(a)	252,250	2,509,415

		5,223,534

Leisure Products–0.6%
BRP, Inc.	213,001	3,475,096
Games Workshop Group PLC	34,136	1,813,360

		5,288,456

Multiline Retail–0.2%
Europris ASA(b)	631,230	1,831,088

Specialty Retail–1.6%
Clas Ohlson AB–Class B	237,435	1,726,743
EDION Corp.	303,100	2,500,298
Geo Holdings Corp.	251,300	3,042,254
Hornbach Holding AG & Co. KGaA	39,260	1,642,315
Kohnan Shoji Co., Ltd.	131,500	2,663,263
T-Gaia Corp.	110,800	2,095,002
Valora Holding AG(a)	10,811	1,892,854

		15,562,729

Textiles, Apparel & Luxury Goods–1.5%
Asics Corp.	495,300	4,573,418
China Lilang Ltd.	2,159,000	1,241,832
Handsome Co., Ltd.	85,666	1,361,139
HUGO BOSS AG	67,210	1,682,404
JNBY Design Ltd.(b)	1,365,500	1,184,922
Pandora A/S	131,716	4,232,183

		14,275,898

		114,865,444

Consumer Staples–10.4%
Beverages–1.6%
Coca-Cola Bottlers Japan Holdings, Inc.	332,000	6,813,794
Royal Unibrew A/S	107,325	7,714,762

		14,528,556

Food & Staples Retailing–0.7%
Arcs Co., Ltd.	116,800	2,098,334
Axfood AB	152,158	3,094,222
cocokara fine, Inc.	23,700	1,228,210

		6,420,766

Food Products–7.9%
Astral Foods Ltd.	208,940	2,242,611
Austevoll Seafood ASA	719,364	5,119,347

18	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Calbee, Inc.	289,100	$7,801,902
Feed One Co., Ltd.	1,461,500	2,039,112
Greencore Group PLC	3,631,003	7,414,794
Maeil Dairies Co., Ltd.	35,298	1,983,574
Morinaga Milk Industry Co., Ltd.	208,524	8,043,115
Nichirei Corp.	493,839	13,905,445
Orion Corp./Republic of Korea	119,797	11,318,359
Scandi Standard AB	369,202	2,229,953
Showa Sangyo Co., Ltd.	101,800	3,029,847
Uni-President China Holdings Ltd.	10,262,000	9,918,153

		75,046,212

Tobacco–0.2%
Scandinavian Tobacco Group A/S(b)	219,827	2,207,312

		98,202,846

Real Estate–9.7%
Equity Real Estate Investment Trusts (REITs)–3.1%
AEON REIT Investment Corp.	1,407	1,352,414
Allied Properties Real Estate Investment Trust	167,301	5,318,729
Charter Hall Retail REIT	1,972,570	3,767,287
Frasers Logistics & Industrial Trust(b)	1,898,000	1,173,347
Heiwa Real Estate REIT, Inc.	1,315	1,224,961
Immobiliare Grande Distribuzione SIIQ SpA	274,026	1,128,610
Inmobiliaria Colonial Socimi SA	565,357	5,329,413
Invincible Investment Corp.	3,761	848,483
Kenedix Residential Next Investment Corp.	955	1,494,226
Killam Apartment Real Estate Investment Trust	537,660	6,028,761
Mapletree North Asia Commercial Trust(b)	2,162,100	1,216,757

		28,882,988

Real Estate Management & Development–6.6%
Aroundtown SA	696,389	3,485,742
BR Properties SA(a)	525,500	926,383
CA Immobilien Anlagen AG	351,844	11,998,340
China Overseas Property Holdings Ltd.	3,840,000	3,578,445
Dongwon Development Co., Ltd.	688,959	1,842,855
Entra ASA(b)	510,261	6,095,027
Grand City Properties SA	417,679	8,743,451
Greenland Hong Kong Holdings Ltd.	4,724,000	1,786,481
IWG PLC	558,010	1,189,742
Midea Real Estate Holding Ltd.(b)	1,163,600	2,858,198
Nexity SA	59,913	1,844,135
Origin Property PCL–Class F	10,908,100	1,176,649
Road King Infrastructure Ltd.	1,186,000	1,781,154
Selvaag Bolig ASA	397,240	1,758,554
Times China Holdings Ltd.	3,235,000	5,330,817
UOL Group Ltd.	1,491,500	6,842,896
Watkin Jones PLC	856,231	1,637,028

		62,875,897

		91,758,885

Financials–9.5%
Banks–3.0%
Bank Pembangunan Daerah Jawa Timur Tbk PT	53,919,500	$1,450,255
Bank Tabungan Pensiunan Nasional Syariah Tbk PT(a)	8,157,000	1,061,929
Hokuhoku Financial Group, Inc.	158,400	1,410,559
Israel Discount Bank Ltd.–Class A	2,079,032	6,062,179
Miyazaki Bank Ltd. (The)	95,900	2,111,536
NIBC Holding NV(b)	287,562	2,204,206
Norwegian Finans Holding ASA(a)	1,210,325	4,875,619
Shikoku Bank Ltd. (The)	153,200	1,208,179
Spar Nord Bank A/S	307,079	1,853,804
SpareBank 1 Nord Norge	343,591	1,716,791
SpareBank 1 SMN	258,478	1,645,504
TOMONY Holdings, Inc.	312,200	1,034,465
Towa Bank Ltd. (The)	355,000	2,059,855

		28,694,881

Capital Markets–3.6%
Alaris Royalty Corp.	165,604	970,818
Ashmore Group PLC	437,204	1,925,124
IG Group Holdings PLC	949,484	8,146,943
Intermediate Capital Group PLC	411,377	4,540,433
Kyokuto Securities Co., Ltd.	89,700	484,044
Man Group PLC/Jersey	1,582,756	2,422,164
Quilter PLC(b)	2,884,231	4,179,378
TP ICAP PLC	2,265,543	9,422,244
Warsaw Stock Exchange	275,546	2,288,319

		34,379,467

Consumer Finance–1.0%
Jaccs Co., Ltd.	121,600	2,062,113
Muthoot Finance Ltd.	701,405	5,667,593
Sun Hung Kai & Co., Ltd.	4,642,000	1,738,305

		9,468,011

Insurance–1.5%
ASR Nederland NV	239,887	6,031,560
Beazley PLC	848,256	4,091,747
Coface SA(a)	225,022	1,428,896
Panin Financial Tbk PT(a)	101,619,000	1,309,973
Unipol Gruppo SpA	286,096	975,664

		13,837,840

Thrifts & Mortgage Finance–0.4%
Genworth MI Canada, Inc.	68,158	1,514,461
OneSavings Bank PLC	544,654	1,697,405

		3,211,866

		89,592,065

Health Care–7.4%
Biotechnology–0.9%
BioGaia AB–Class B	56,269	2,362,761
Hugel, Inc.(a)	22,691	6,249,601

		8,612,362

2020 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies–2.6%
Ansell Ltd.	530,990	$8,793,122
Getinge AB–Class B	858,881	16,240,678

		25,033,800

Health Care Providers & Services–1.4%
Dr. Lal PathLabs Ltd.(b)	126,507	2,328,938
Galenica AG(b)	46,175	3,150,641
Humana AB	472,738	1,847,039
Metropolis Healthcare Ltd.(a)(b)	101,599	1,688,536
Qualicorp Consultoria e Corretora de Seguros SA	313,900	1,425,692
Vital KSK Holdings, Inc.	297,900	3,024,461

		13,465,307

Life Sciences Tools & Services–0.7%
Gerresheimer AG	103,478	6,525,152

Pharmaceuticals–1.8%
Almirall SA	453,083	5,240,571
Boiron SA	75,964	2,354,236
Chong Kun Dang Pharmaceutical Corp.	23,556	1,634,939
Faes Farma SA	562,175	2,163,874
Hikma Pharmaceuticals PLC	133,792	3,364,392
Huons Co., Ltd.	30,642	1,135,388
Samjin Pharmaceutical Co., Ltd.	58,851	1,066,354

		16,959,754

		70,596,375

Communication Services–6.4%
Diversified Telecommunication Services–1.1%
Masmovil Ibercom SA(a)	427,910	6,751,729
Megacable Holdings SAB de CV	1,476,310	4,022,085

		10,773,814

Entertainment–3.1%
Akatsuki, Inc.	175,400	5,851,669
Capcom Co., Ltd.	341,200	10,698,294
Soft-World International Corp.	502,000	1,214,387
Toei Animation Co., Ltd.	244,358	11,338,217

		29,102,567

Interactive Media & Services–0.3%
Addcn Technology Co., Ltd.	118,000	761,998
Mixi, Inc.	165,100	2,400,958

		3,162,956

Media–1.6%
APG SGA SA	6,479	1,199,477
Cogeco Communications, Inc.	124,480	8,444,614
Corus Entertainment, Inc.–Class B	767,400	1,368,702
IPSOS	88,287	1,831,900
Mediaset Espana Comunicacion SA	532,125	1,943,001

		14,787,694

Wireless Telecommunication Services–0.3%
Orange Belgium SA	134,302	2,361,256

		60,188,287

Materials–5.9%
Chemicals–1.3%
China General Plastics Corp.	1,420,612	$659,725
Dongyue Group Ltd.	1,991,000	786,397
Nantex Industry Co., Ltd.	2,580,597	2,277,924
Tosoh Corp.	536,200	6,059,647
Ube Industries Ltd.	153,500	2,341,596

		12,125,289

Construction Materials–0.2%
CSR Ltd.	921,872	1,766,552

Containers & Packaging–0.3%
Cascades, Inc.	330,400	2,951,132

Metals & Mining–4.0%
APERAM SA	147,880	3,127,500
BlueScope Steel Ltd.	890,187	4,660,591
ERO Copper Corp.(a)	141,600	1,063,535
Granges AB	315,906	1,552,019
Labrador Iron Ore Royalty Corp.	185,024	2,210,086
Largo Resources Ltd.(a)	3,524,621	1,753,169
Lundin Mining Corp.	1,215,836	4,570,292
Mitsui Mining & Smelting Co., Ltd.	114,200	1,896,418
Nippon Light Metal Holdings Co., Ltd.	522,200	813,054
Northern Star Resources Ltd.	1,094,900	7,092,748
OZ Minerals Ltd.	1,292,012	5,763,835
Sims Ltd.	412,893	1,536,177
Stelco Holdings, Inc.	378,014	1,114,729
Torex Gold Resources, Inc.(a)	81,190	786,342

		37,940,495

Paper & Forest Products–0.1%
Nippon Paper Industries Co., Ltd.	80,500	1,144,551

		55,928,019

Utilities–3.6%
Electric Utilities–1.6%
Contact Energy Ltd.	1,323,379	4,504,082
Fjordkraft Holding ASA(b)	309,530	2,012,685
Genesis Energy Ltd.	3,526,193	5,252,901
Light SA	1,883,900	3,498,708

		15,268,376

Gas Utilities–0.3%
Shizuoka Gas Co., Ltd.	320,300	2,587,269

Independent Power and Renewable Electricity Producers–1.0%
Capital Power Corp.	428,651	8,269,648
First Gen Corp.	5,292,900	1,712,103

		9,981,751

Multi-Utilities–0.5%
Hera SpA	700,239	2,533,383
Iren SpA	968,287	2,412,758

		4,946,141

20	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Water Utilities–0.2%
Cia de Saneamento do Parana	363,780	$1,669,743

		34,453,280

Energy–1.9%
Oil, Gas & Consumable Fuels–1.9%
Beach Energy Ltd.	4,280,692	2,983,181
Indo Tambangraya Megah Tbk PT	3,239,500	1,588,717
Itochu Enex Co., Ltd.	331,700	2,577,620
Motor Oil Hellas Corinth Refineries SA	484,245	5,910,488
Parex Resources, Inc.(a)	188,992	1,598,099
Pilipinas Shell Petroleum Corp.	2,850,300	1,054,275
Saras SpA	2,102,169	1,943,082

		17,655,462

Total Common Stocks (cost $1,157,126,612)		927,771,290

SHORT-TERM INVESTMENTS–0.9%
Investment Companies–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(c)(d)(e) (cost $8,385,993)	8,385,993	$8,385,993

Total Investments—98.9% (cost $1,165,512,605)		936,157,283

Other assets less liabilities—1.1%		10,132,461

Net Assets—100.0%		$946,289,744

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	3,989	CNY	27,908	05/21/2020	$(53,826)

Bank of America, NA	CAD	9,582	USD	7,194	06/15/2020	380,785

Bank of America, NA	JPY	70,565	USD	638	06/15/2020	(20,577)

Bank of America, NA	USD	4,864	CAD	6,926	06/15/2020	61,251

Bank of America, NA	USD	4,497	CAD	6,268	06/15/2020	(40,233)

Bank of America, NA	USD	10,669	GBP	8,162	06/15/2020	(518,081)

Bank of America, NA	USD	3,025	NOK	34,312	06/15/2020	276,460

Bank of America, NA	USD	3,631	SEK	34,767	06/15/2020	(111,121)

Bank of America, NA	ZAR	25,029	USD	1,402	06/15/2020	16,486

Barclays Bank PLC	INR	223,430	USD	2,978	04/23/2020	44,303

Barclays Bank PLC	USD	21,820	INR	1,570,438	04/23/2020	(1,200,261)

Barclays Bank PLC	USD	3,002	CLP	2,508,873	05/13/2020	(67,949)

Barclays Bank PLC	KRW	4,876,417	USD	4,097	05/14/2020	91,954

Barclays Bank PLC	KRW	4,496,970	USD	3,678	05/14/2020	(16,250)

Barclays Bank PLC	CNY	47,201	USD	6,790	05/21/2020	133,918

Barclays Bank PLC	TWD	185,105	USD	6,207	05/21/2020	39,386

Barclays Bank PLC	TWD	111,026	USD	3,657	05/21/2020	(42,617)

Barclays Bank PLC	USD	2,748	CNY	19,293	05/21/2020	(27,852)

Barclays Bank PLC	PHP	215,225	USD	4,225	05/28/2020	46,548

Barclays Bank PLC	AUD	6,159	USD	3,691	06/15/2020	(98,324)

Barclays Bank PLC	CAD	7,686	USD	5,515	06/15/2020	50,067

Barclays Bank PLC	GBP	3,285	USD	4,115	06/15/2020	29,483

Barclays Bank PLC	GBP	5,611	USD	6,959	06/15/2020	(19,331)

Barclays Bank PLC	SEK	35,848	USD	3,466	06/15/2020	(163,214)

Barclays Bank PLC	USD	2,385	CHF	2,291	06/15/2020	3,531

Barclays Bank PLC	USD	23,173	EUR	20,698	06/15/2020	(280,210)

2020 Semi-Annual Report	21

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	6,229	GBP	5,037	06/15/2020	$35,424

Barclays Bank PLC	USD	8,353	JPY	910,203	06/15/2020	139,111

Citibank, NA	KRW	4,443,626	USD	3,549	05/14/2020	(100,811)

Citibank, NA	USD	11,650	KRW	13,817,013	05/14/2020	(300,680)

Citibank, NA	USD	2,095	RUB	152,291	05/20/2020	(158,013)

Citibank, NA	USD	2,598	TWD	77,766	05/21/2020	(7,203)

Citibank, NA	USD	2,815	PHP	142,998	05/28/2020	(38,664)

Citibank, NA	AUD	3,017	USD	2,022	06/15/2020	165,994

Citibank, NA	CAD	6,749	USD	4,878	06/15/2020	78,404

Citibank, NA	CAD	3,817	USD	2,629	06/15/2020	(84,800)

Citibank, NA	EUR	4,529	USD	4,978	06/15/2020	(31,370)

Citibank, NA	GBP	3,170	USD	4,060	06/15/2020	117,212

Citibank, NA	GBP	2,265	USD	2,732	06/15/2020	(84,689)

Citibank, NA	JPY	439,406	USD	4,311	06/15/2020	211,599

Citibank, NA	NOK	203,442	USD	19,893	06/15/2020	318,599

Citibank, NA	USD	4,883	AUD	8,388	06/15/2020	277,511

Citibank, NA	USD	5,394	CAD	7,733	06/15/2020	104,782

Citibank, NA	USD	9,756	JPY	1,038,367	06/15/2020	(68,766)

Citibank, NA	USD	3,159	NZD	5,300	06/15/2020	2,106

Citibank, NA	USD	3,188	TRY	20,681	06/15/2020	(127,391)

Citibank, NA	USD	10,304	ZAR	171,427	06/15/2020	(813,463)

Credit Suisse International	CHF	2,349	USD	2,396	06/15/2020	(52,685)

Credit Suisse International	EUR	10,412	USD	11,305	06/15/2020	(210,947)

Credit Suisse International	ZAR	46,359	USD	2,745	06/15/2020	178,439

Natwest Markets PLC	INR	270,286	USD	3,593	04/23/2020	44,260

Natwest Markets PLC	INR	258,940	USD	3,349	04/23/2020	(51,303)

Natwest Markets PLC	AUD	9,456	USD	5,683	06/15/2020	(134,694)

Natwest Markets PLC	CAD	5,367	USD	3,791	06/15/2020	(25,630)

Natwest Markets PLC	EUR	29,232	USD	32,734	06/15/2020	402,717

Natwest Markets PLC	EUR	6,149	USD	6,686	06/15/2020	(115,130)

Natwest Markets PLC	JPY	418,170	USD	3,992	06/15/2020	90,750

Natwest Markets PLC	USD	8,694	AUD	14,576	06/15/2020	273,287

Natwest Markets PLC	USD	7,082	EUR	6,425	06/15/2020	23,859

State Street Bank & Trust Co.	TWD	82,841	USD	2,783	05/21/2020	23,307

State Street Bank & Trust Co.	AUD	7,891	USD	4,858	06/15/2020	3,069

State Street Bank & Trust Co.	EUR	5,675	USD	6,314	06/15/2020	37,089

State Street Bank & Trust Co.	EUR	1,478	USD	1,614	06/15/2020	(21,101)

State Street Bank & Trust Co.	GBP	1,931	USD	2,502	06/15/2020	100,207

State Street Bank & Trust Co.	USD	6,458	EUR	5,861	06/15/2020	24,206

State Street Bank & Trust Co.	USD	3,395	GBP	2,620	06/15/2020	(136,578)

State Street Bank & Trust Co.	USD	3,122	NOK	31,983	06/15/2020	(44,965)

State Street Bank & Trust Co.	USD	3,737	SEK	36,460	06/15/2020	(45,513)

State Street Bank & Trust Co.	USD	4,714	THB	148,320	06/15/2020	(193,387)

UBS AG	JPY	1,321,216	USD	12,482	06/15/2020	155,763

UBS AG	NZD	17,350	USD	10,713	06/15/2020	366,617

UBS AG	SEK	35,379	USD	3,568	06/15/2020	(14,069)

UBS AG	USD	4,017	AUD	6,583	06/15/2020	33,463

22	Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

UBS AG	USD	3,560	CAD	5,024	06/15/2020	$12,125

UBS AG	USD	17,139	CHF	16,132	06/15/2020	(319,140)

UBS AG	USD	5,721	GBP	4,656	06/15/2020	69,445

UBS AG	USD	2,774	JPY	300,787	06/15/2020	32,060

UBS AG	USD	2,813	NZD	4,924	06/15/2020	122,939

						$(1,222,322)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $65,002,339 or 6.9% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PHP—Philippine Peso

RUB—Russian Ruble

SEK—Swedish Krona

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

REIT—Real Estate Investment Trust

See notes to financial statements.

2020 Semi-Annual Report	23

Schedule of Investments

Bernstein Fund, Inc.

Schedule of Investments

International Strategic Equities Portfolio

March 31, 2020 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–97.5%

Information Technology–17.7%
Electronic Equipment, Instruments & Components–1.2%
Keyence Corp.	69,800	$22,441,566
Simplo Technology Co., Ltd.	2,161,000	18,808,896

		41,250,462

IT Services–3.6%
Capgemini SE	988,680	82,616,350
GDS Holdings Ltd. (ADR)(a)	293,120	16,992,166
Otsuka Corp.	519,500	22,146,542

		121,755,058

Semiconductors & Semiconductor Equipment–5.9%
ASML Holding NV	337,660	89,012,088
Nanya Technology Corp.	26,182,000	46,079,887
SK Hynix, Inc.	713,320	48,223,288
Taiwan Semiconductor Manufacturing Co., Ltd.	1,751,000	15,763,047

		199,078,310

Software–5.8%
Avast PLC(b)	2,847,758	13,768,038
Check Point Software Technologies Ltd.(a)	427,210	42,951,693
Constellation Software, Inc./Canada	83,900	76,252,240
Nice Ltd.(a)	189,970	27,468,814
Oracle Corp. Japan	389,000	33,929,700

		194,370,485

Technology Hardware, Storage & Peripherals–1.2%
Samsung Electronics Co., Ltd.	1,010,240	39,279,634

		595,733,949

Financials–15.9%
Banks–6.7%
Bank Hapoalim BM	2,848,240	17,066,277
China CITIC Bank Corp., Ltd.–Class H	73,184,000	35,989,215
Erste Group Bank AG	858,650	15,719,906
Hana Financial Group, Inc.	1,783,650	33,556,897
HDFC Bank Ltd.	1,391,195	15,781,588
Jyske Bank A/S(a)	648,420	16,019,707
KB Financial Group, Inc.	812,360	22,846,825
Mediobanca Banca di Credito Finanziario SpA	2,330,900	12,710,818
Mitsubishi UFJ Financial Group, Inc.	4,262,700	15,949,117
Sumitomo Mitsui Financial Group, Inc.	638,200	15,504,037
Turkiye Garanti Bankasi AS(a)	19,523,220	23,943,989

		225,088,376

Capital Markets–3.2%
B3 SA–Brasil Bolsa Balcao	3,020,800	20,870,792

Partners Group Holding AG	55,040	$37,684,007
Singapore Exchange Ltd.	7,615,800	49,049,165

		107,603,964

Consumer Finance–0.0%
Isracard Ltd.	140,814	377,929

Diversified Financial Services–1.8%
Fubon Financial Holding Co., Ltd.	24,447,000	30,217,141
ORIX Corp.	2,488,300	29,687,066

		59,904,207

Insurance–3.7%
AIA Group Ltd.	3,686,400	33,010,361
Allianz SE	41,480	7,063,936
ASR Nederland NV	1,296,610	32,601,102
NN Group NV	1,153,490	31,346,944
Swiss Re AG	260,790	20,080,545

		124,102,888

Thrifts & Mortgage Finance–0.5%
Housing Development Finance Corp., Ltd.	731,959	15,720,496

		532,797,860

Consumer Staples–11.8%
Beverages–1.7%
Pernod Ricard SA	178,940	25,398,049
Wuliangye Yibin Co., Ltd.–Class A	2,003,197	32,223,363

		57,621,412

Food & Staples Retailing–3.6%
Coles Group Ltd.	3,299,559	30,728,910
Koninklijke Ahold Delhaize NV	3,054,570	71,160,922
X5 Retail Group NV (GDR)(b)	651,240	17,583,480

		119,473,312

Food Products–4.4%
Calbee, Inc.	696,600	18,799,048
Nestle SA	1,164,660	119,223,664
Orkla ASA	1,187,600	10,175,012

		148,197,724

Personal Products–0.5%
Unilever PLC	371,780	18,748,937

Tobacco–1.6%
British American Tobacco PLC	540,670	18,418,067
Swedish Match AB	608,750	34,467,214

		52,885,281

		396,926,666

Health Care–10.9%
Health Care Equipment & Supplies–1.8%
Cochlear Ltd.	276,800	31,547,257
Koninklijke Philips NV	682,550	28,023,699

		59,570,956

24	Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Health Care Providers & Services–0.6%
Sonic Healthcare Ltd.	1,289,992	$19,388,351

Pharmaceuticals–8.5%
Astellas Pharma, Inc.	3,759,900	57,930,126
Novo Nordisk A/S–Class B	1,552,800	92,727,064
Roche Holding AG	419,540	134,983,580

		285,640,770

		364,600,077

Consumer Discretionary–8.5%
Automobiles–0.9%
Peugeot SA	2,422,226	31,535,619

Diversified Consumer Services–1.9%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	433,770	46,951,265
YDUQS Part	3,707,400	15,818,221

		62,769,486

Hotels, Restaurants & Leisure–1.3%
Compass Group PLC	1,662,680	25,904,726
OPAP SA	2,593,340	19,538,923

		45,443,649

Internet & Direct Marketing Retail–2.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	459,720	89,406,346

Textiles, Apparel & Luxury Goods–1.7%
adidas AG	173,650	38,555,034
Moncler SpA	485,680	17,648,967

		56,204,001

		285,359,101

Utilities–8.1%
Electric Utilities–6.5%
Centrais Eletricas Brasileiras SA	2,777,500	12,754,018
Cia de Transmissao de Energia Eletrica Paulista (Preference Shares)	6,179,400	22,559,846
Contact Energy Ltd.	3,936,870	13,399,022
EDP–Energias de Portugal SA	20,470,410	82,360,223
Enel SpA	12,617,970	87,036,746

		218,109,855

Independent Power and Renewable Electricity Producers–1.1%
China Yangtze Power Co., Ltd.–Class A	15,567,218	37,857,509

Multi-Utilities–0.5%
RWE AG	653,510	17,090,329

		273,057,693

Industrials–7.0%
Building Products–1.1%
Assa Abloy AB–Class B	1,908,870	35,636,118

Industrial Conglomerates–0.4%
NWS Holdings Ltd.	13,186,000	$13,437,676

Machinery–1.9%
Sany Heavy Industry Co., Ltd.	9,897,424	23,766,421
Weichai Power Co., Ltd.–Class A	9,231,950	15,326,581
Weichai Power Co., Ltd.–Class H	4,660,000	7,422,878
Zoomlion Heavy Industry Science and Technology Co., Ltd.–Class H	23,467,400	16,881,081

		63,396,961

Professional Services–2.3%
Recruit Holdings Co., Ltd.	994,500	25,689,198
RELX PLC	1,415,950	30,272,609
Wolters Kluwer NV	283,560	20,071,535

		76,033,342

Road & Rail–0.9%
Aurizon Holdings Ltd.	12,155,190	31,501,047

Trading Companies & Distributors–0.4%
AerCap Holdings NV(a)	661,120	15,066,925

		235,072,069

Materials–6.5%
Chemicals–1.3%
Kumho Petrochemical Co., Ltd.	339,190	17,906,256
Tosoh Corp.	2,302,000	26,015,120

		43,921,376

Construction Materials–3.4%
Anhui Conch Cement Co., Ltd.–Class H	4,876,000	33,496,240
China Resources Cement Holdings Ltd.	30,848,000	36,240,996
Huaxin Cement Co., Ltd.	7,388,369	23,831,659
Taiwan Cement Corp.	16,308,000	21,179,421

		114,748,316

Metals & Mining–1.8%
Evolution Mining Ltd.	13,969,390	32,648,377
Newcrest Mining Ltd.	1,097,910	15,077,292
POSCO	82,290	10,828,359

		58,554,028

		217,223,720

Communication Services–6.4%
Diversified Telecommunication Services–3.1%
China Unicom Hong Kong Ltd.	44,232,000	25,798,323
Nippon Telegraph & Telephone Corp.	3,337,200	79,814,532

		105,612,855

Interactive Media & Services–1.5%
Auto Trader Group PLC	6,138,970	33,173,717
Kakaku.com, Inc.	898,700	16,436,713

		49,610,430

2020 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Wireless Telecommunication Services–1.8%
KDDI Corp.	2,015,400	$59,532,062

		214,755,347

Energy–3.6%
Oil, Gas & Consumable Fuels–3.6%
Beach Energy Ltd.	21,565,791	15,029,033
JXTG Holdings, Inc.	7,116,800	24,249,684
LUKOIL PJSC (Sponsored ADR)	632,340	37,409,234
Repsol SA	3,299,005	29,431,244
Royal Dutch Shell PLC–Class B	800,350	13,425,119

		119,544,314

Real Estate–1.1%
Equity Real Estate Investment Trusts (REITs)–0.6%
Nippon Building Fund, Inc.	2,861	19,245,799

Real Estate Management & Development–0.5%
UOL Group Ltd.	3,829,700	17,570,392

		36,816,191

Total Common Stocks (cost $3,643,589,909)		3,271,886,987

SHORT-TERM INVESTMENTS–1.9%
Investment Companies–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.53%(c)(d)(e) (cost $63,089,198)	63,089,198	$63,089,198

Total Investments—99.4% (cost $3,706,679,107)		3,334,976,185

Other assets less liabilities—0.6%		18,634,627

Net Assets—100.0%		$3,353,610,812

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	AUD	26,255	USD	16,977	04/17/2020	$826,392

Bank of America, NA	CAD	12,654	USD	8,986	04/17/2020	(7,793)

Bank of America, NA	CHF	6,180	USD	6,297	04/17/2020	(128,406)

Bank of America, NA	EUR	198,157	USD	223,566	04/17/2020	4,902,809

Bank of America, NA	EUR	19,332	USD	21,229	04/17/2020	(103,204)

Bank of America, NA	ILS	278,299	USD	76,774	04/17/2020	(1,841,837)

Bank of America, NA	SGD	15,989	USD	11,111	04/17/2020	(141,024)

Bank of America, NA	USD	161,857	CAD	222,693	04/17/2020	(3,585,593)

Bank of America, NA	USD	4,243	CHF	4,184	04/17/2020	106,818

Bank of America, NA	USD	11,578	EUR	10,679	04/17/2020	206,307

Bank of America, NA	USD	18,607	JPY	2,027,267	04/17/2020	258,354

Bank of America, NA	USD	2,432	JPY	260,862	04/17/2020	(4,691)

Bank of America, NA	USD	29,861	THB	938,640	04/17/2020	(1,258,799)

Bank of America, NA	INR	1,615,186	USD	21,173	04/23/2020	(33,969)

Bank of America, NA	KRW	16,408,585	USD	13,477	05/14/2020	(878)

Bank of America, NA	USD	7,730	KRW	9,465,252	05/14/2020	44,949

Bank of America, NA	USD	5,506	KRW	6,690,313	05/14/2020	(10,043)

Bank of America, NA	RUB	3,830,742	USD	52,933	05/20/2020	4,200,450

Bank of America, NA	TWD	812,469	USD	27,275	05/21/2020	205,081

Barclays Bank PLC	CHF	60,857	USD	64,950	04/17/2020	1,676,813

Barclays Bank PLC	SEK	65,818	USD	6,782	04/17/2020	126,683

Barclays Bank PLC	USD	8,785	CHF	8,277	04/17/2020	(179,484)

Barclays Bank PLC	KRW	14,062,643	USD	11,867	05/14/2020	316,031

26	Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	5,391	TWD	162,754	05/21/2020	$31,756

Barclays Bank PLC	USD	23,722	MYR	98,115	08/13/2020	(1,016,900)

Citibank, NA	BRL	319,666	USD	72,404	04/02/2020	10,883,498

Citibank, NA	BRL	173,757	USD	33,423	04/02/2020	(16,724)

Citibank, NA	USD	66,544	BRL	345,946	04/02/2020	33,589

Citibank, NA	USD	30,437	BRL	147,477	04/02/2020	(2,054,256)

Citibank, NA	AUD	16,074	USD	9,182	04/17/2020	(705,624)

Citibank, NA	THB	285,267	USD	8,957	04/17/2020	264,542

Citibank, NA	TRY	155,497	USD	24,747	04/17/2020	1,344,303

Citibank, NA	USD	18,941	CHF	18,392	04/17/2020	181,208

Citibank, NA	USD	4,997	CNY	35,496	04/17/2020	14,674

Citibank, NA	USD	59,107	EUR	52,755	04/17/2020	(892,848)

Citibank, NA	USD	202,237	GBP	156,268	04/17/2020	(8,080,877)

Citibank, NA	USD	22,688	MXN	501,425	04/17/2020	(1,595,935)

Citibank, NA	USD	78,430	INR	5,634,015	04/23/2020	(4,456,913)

Citibank, NA	USD	5,744	KRW	6,855,974	05/14/2020	(112,389)

Credit Suisse International	AUD	19,051	USD	11,780	04/17/2020	60,758

Credit Suisse International	CAD	44,091	USD	31,878	04/17/2020	541,794

Credit Suisse International	CNY	146,157	USD	20,825	04/17/2020	188,853

Credit Suisse International	USD	17,948	CAD	25,135	04/17/2020	(83,930)

Credit Suisse International	USD	15,758	SGD	22,161	04/17/2020	(162,930)

Credit Suisse International	USD	3,598	TRY	23,674	04/17/2020	(35,125)

Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	28,066	04/02/2020	(14,044)

Morgan Stanley Capital Services, Inc.	USD	29,164	BRL	145,909	04/02/2020	(1,083,818)

Morgan Stanley Capital Services, Inc.	AUD	38,763	USD	24,770	04/17/2020	925,252

Morgan Stanley Capital Services, Inc.	AUD	27,196	USD	16,307	04/17/2020	(422,614)

Morgan Stanley Capital Services, Inc.	CHF	6,260	USD	6,686	04/17/2020	177,747

Morgan Stanley Capital Services, Inc.	CNY	56,267	USD	8,013	04/17/2020	68,456

Morgan Stanley Capital Services, Inc.	CNY	383,040	USD	53,827	04/17/2020	(256,503)

Morgan Stanley Capital Services, Inc.	EUR	4,647	USD	5,270	04/17/2020	142,179

Morgan Stanley Capital Services, Inc.	GBP	14,657	USD	18,498	04/17/2020	287,255

Morgan Stanley Capital Services, Inc.	SGD	39,020	USD	27,863	04/17/2020	404,270

Morgan Stanley Capital Services, Inc.	USD	5,080	EUR	4,716	04/17/2020	124,362

Morgan Stanley Capital Services, Inc.	USD	27,833	JPY	3,075,440	04/17/2020	786,293

Morgan Stanley Capital Services, Inc.	USD	71,925	JPY	7,649,893	04/17/2020	(736,252)

Morgan Stanley Capital Services, Inc.	USD	10,907	PLN	42,204	04/17/2020	(705,334)

Morgan Stanley Capital Services, Inc.	USD	42,173	ZAR	694,145	04/17/2020	(3,451,026)

Morgan Stanley Capital Services, Inc.	INR	626,363	USD	8,373	04/23/2020	148,748

Morgan Stanley Capital Services, Inc.	BRL	145,909	USD	29,116	05/05/2020	1,095,184

Morgan Stanley Capital Services, Inc.	IDR	88,098,945	USD	5,676	05/05/2020	293,250

Morgan Stanley Capital Services, Inc.	USD	22,873	IDR	317,241,975	05/05/2020	(3,487,666)

Morgan Stanley Capital Services, Inc.	KRW	62,708,693	USD	52,914	05/14/2020	1,404,794

Morgan Stanley Capital Services, Inc.	KRW	10,224,397	USD	8,109	05/14/2020	(288,957)

Morgan Stanley Capital Services, Inc.	USD	10,641	KRW	13,191,804	05/14/2020	194,432

Morgan Stanley Capital Services, Inc.	USD	4,565	RUB	366,334	05/20/2020	95,361

Morgan Stanley Capital Services, Inc.	USD	19,205	RUB	1,419,215	05/20/2020	(1,150,175)

Societe Generale	CNY	98,290	USD	13,858	04/17/2020	(20,148)

2020 Semi-Annual Report	27

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Societe Generale	EUR	6,531	USD	6,987	04/17/2020	$(219,859)

Societe Generale	GBP	8,707	USD	10,320	04/17/2020	(498,069)

Societe Generale	USD	23,901	CNY	166,907	04/17/2020	(334,827)

Societe Generale	USD	9,014	GBP	7,434	04/17/2020	222,712

State Street Bank & Trust Co.	CHF	5,581	USD	5,755	04/17/2020	(47,622)

State Street Bank & Trust Co.	NZD	13,432	USD	8,403	04/17/2020	388,950

State Street Bank & Trust Co.	USD	6,005	AUD	10,387	04/17/2020	384,410

State Street Bank & Trust Co.	INR	478,613	USD	6,444	04/23/2020	159,526

State Street Bank & Trust Co.	MYR	25,041	USD	5,735	08/13/2020	(59,264)

UBS AG	CAD	19,215	USD	13,747	04/17/2020	90,370

UBS AG	CAD	15,343	USD	10,599	04/17/2020	(305,396)

UBS AG	GBP	20,281	USD	24,357	04/17/2020	(841,124)

UBS AG	ILS	19,408	USD	5,071	04/17/2020	(411,206)

UBS AG	USD	9,516	AUD	15,638	04/17/2020	103,206

UBS AG	USD	16,781	CAD	23,319	04/17/2020	(208,119)

UBS AG	USD	12,665	EUR	11,734	04/17/2020	282,817

UBS AG	USD	12,514	EUR	11,173	04/17/2020	(184,506)

UBS AG	USD	1,200	GBP	1,034	04/17/2020	84,996

UBS AG	USD	7,632	ILS	28,278	04/17/2020	356,118

UBS AG	USD	4,216	JPY	458,421	04/17/2020	50,470

UBS AG	ZAR	122,467	USD	7,347	04/17/2020	515,021

						$(6,034,860)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2020, the aggregate market value of these securities amounted to $31,351,518 or 0.9% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

PJSC—Public Joint Stock Company

See notes to financial statements.

28	Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2020 (Unaudited)

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$664,125,314	$927,771,290	$3,271,886,987

Affiliated issuers	1,469,261	8,385,993	63,089,198

Foreign currencies, at value (a)	0	2,835,107	15,461,420

Cash	21,991	0	0

Cash collateral due from broker	1,858,780	2,001,000	4,050,000

Receivables:

Unaffiliated interest and dividends	726,575	4,414,531	12,054,728

Affiliated dividends	8,100	8,182	39,422

Foreign withholding tax reclaims	0	1,698,568	6,036,968

Investment securities sold and foreign currency transactions	3,919,790	4,736,943	2,813,359

Capital shares sold	875,374	1,183,034	6,159,473

Unrealized appreciation of forward currency exchange contracts	0	4,618,516	35,201,841

Total assets	673,005,185	957,653,164	3,416,793,396

LIABILITIES

Cash collateral due to broker	0	0	8,837,000

Payables:

Investment securities purchased and foreign currency transactions	1,342,012	3,815,848	8,583,481

Capital shares redeemed	378,840	758,072	2,261,858

Management fee	470,454	823,700	2,065,218

Variation margin on futures	80,873	0	0

Transfer Agent fee	22,640	18,930	31,796

Shareholder servicing fee	1,382	10,766	30,640

Directors’ fees payable	56	6	162

Accrued expenses	55,662	95,260	135,728

Unrealized depreciation of forward currency exchange contracts	0	5,840,838	41,236,701

Total liabilities	2,351,919	11,363,420	63,182,584

NET ASSETS	$670,653,266	$946,289,744	$3,353,610,812

Cost of investments

Unaffiliated issuers	$795,737,885	$1,157,126,612	$3,643,589,909

Affiliated issuers	1,469,261	8,385,993	63,089,198

NET ASSETS CONSIST OF:

Capital stock, at par	$8,450	$11,993	$35,391

Additional paid-in capital	865,829,934	1,281,439,023	4,069,424,817

Accumulated loss	(195,185,118)	(335,161,272)	(715,849,396)

	$670,653,266	$946,289,744	$3,353,610,812

(a) Cost: $0, $2,921,141 and $15,467,401, respectively. (Note 1)

See Notes to Financial Statements.

2020 Semi-Annual Report	29

Statement of Assets and Liabilities—March 31, 2020 (Unaudited) (continued)

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

SCB Class Shares

Net Assets	$6,291,758	$49,661,093	$143,297,930

Shares of capital stock outstanding	794,371	6,302,473	15,157,486

Net asset value, offering and redemption price per share	$7.92	$7.88	$9.45

Advisor Class Shares

Net Assets	$523,034,012	$591,121,327	$2,096,235,783

Shares of capital stock outstanding	65,888,691	74,906,518	221,288,415

Net asset value and offering price per share	$7.94	$7.89	$9.47

Class Z Shares

Net Assets	$141,327,496	$305,507,324	$1,114,077,099

Shares of capital stock outstanding	17,813,696	38,725,576	117,466,104

Net asset value and offering price per share	$7.93	$7.89	$9.48

30	Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2020 (Unaudited)

	SMALL CAP CORE PORTFOLIO	INTERNATIONAL SMALL CAP PORTFOLIO	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

INVESTMENT INCOME

Income:

Dividends

Unaffiliated issuers (a)	$6,360,253	$11,015,529	$41,007,093

Affiliated issuers	25,056	90,408	224,003

Interest	5,733	0	0

Total income	6,391,042	11,105,937	41,231,096

Expenses:

Management fee (see Note 2A)	3,740,265	6,303,911	14,944,763

Shareholder servicing fee (see Note 2B)	10,944	82,646	223,435

Custodian fee	81,979	182,044	341,301

Transfer Agent fee—Non-Retail Class	1,888	8,553	7,110

Transfer Agent fee—Advisor Class	157,821	102,347	105,585

Transfer Agent fee—Class Z	19,447	40,278	138,020

Directors’ fees and expenses	20,044	26,582	89,222

Registration fees	31,562	34,223	44,186

Legal fees	9,668	12,568	46,949

Auditing and tax fees	19,446	22,467	21,158

Printing fees	10,443	20,545	21,407

Recoupment of previously reimbursed expenses (see Note 2A)	0	17,600	0

Miscellaneous	23,953	61,912	115,042

Total expenses	4,127,460	6,915,676	16,098,178

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(1,861)	(5,946)	(16,028)

Net expenses	4,125,599	6,909,730	16,082,150

Net investment income	2,265,443	4,196,207	25,148,946

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss on:

Investment transactions (b)	(48,987,927)	(23,073,309)	(155,140,880)

Forward currency exchange contracts	0	2,575,167	(133,678)

Futures	(3,826,251)	0	0

Foreign currency transactions	0	(127,022)	(1,285,016)

Net realized loss on investment transactions and foreign currency transactions	(52,814,178)	(20,625,164)	(156,559,574)

Net change in unrealized appreciation/depreciation of:

Investments (c)	(188,493,557)	(268,970,565)	(551,824,392)

Forward currency exchange contracts	0	(1,629,887)	(4,696,444)

Futures	(648,466)	0	0

Foreign currency denominated assets and liabilities	0	5,391	85,112

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(189,142,023)	(270,595,061)	(556,435,724)

Net realized and unrealized loss on investment transactions and foreign currency transactions	(241,956,201)	(291,220,225)	(712,995,298)

Net decrease in net assets resulting from operations	$(239,690,758)	$(287,024,018)	$(687,846,352)

(a) Net of foreign withholding taxes of $15,890, $1,178,873 and $4,177,855, respectively.

(b) Net of foreign capital gains taxes of $0, $93,667 and $0, respectively.

(c) Net of increase in accrued foreign capital gains taxes of $0, $93,871 and $0, respectively.

See Notes to Financial Statements.

2020 Semi-Annual Report	31

Statement of Changes in Net Assets

	SMALL CAP CORE PORTFOLIO		INTERNATIONAL SMALL CAP PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$2,265,443	$4,086,066	$4,196,207	$21,479,244

Net realized loss on investment transactions and foreign currency transactions	(52,814,178)	(7,186,657)	(20,625,164)	(72,656,737)

Net change in unrealized appreciation/depreciation of investments	(189,142,023)	(90,055,164)	(270,595,061)	(50,621,125)

Net decrease in net assets resulting from operations	(239,690,758)	(93,155,755)	(287,024,018)	(101,798,618)

Distributions to shareholders (a)	(4,500,621)	(63,646,747)	(25,979,696)	(104,450,548)

Capital-share transactions:

Net proceeds from sales of shares	42,217,912	175,982,053	92,470,640	162,369,840

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	3,602,829	62,390,674	22,490,367	101,222,927

Total proceeds from shares sold	45,820,741	238,372,727	114,961,007	263,592,767

Cost of shares redeemed	(66,561,828)	(121,023,838)	(112,991,158)	(110,046,720)

Net increase (decrease) in net assets from capital-share transactions	(20,741,087)	117,348,889	1,969,849	153,546,047

Net decrease in net assets	(264,932,466)	(39,453,613)	(311,033,865)	(52,703,119)

NET ASSETS:

Beginning of period	935,585,732	975,039,345	1,257,323,609	1,310,026,728

End of period	$670,653,266	$935,585,732	$946,289,744	$1,257,323,609

(a) See page 34 for share class information on dividend distributions for the Small Cap Core Portfolio.

See Notes to Financial Statements.

32	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$25,148,946	$92,920,778

Net realized loss on investment transactions and foreign currency transactions	(156,559,574)	(198,010,080)

Net change in unrealized appreciation/depreciation of investments	(556,435,724)	(59,764,297)

Net decrease in net assets resulting from operations	(687,846,352)	(164,853,599)

Distributions to shareholders (a)	(90,002,554)	(115,318,621)

Capital-share transactions:

Net proceeds from sales of shares	178,764,200	533,970,537

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	77,639,468	107,127,789

Total proceeds from shares sold	256,403,668	641,098,326

Cost of shares redeemed	(280,970,036)	(375,862,283)

Net increase (decrease) in net assets from capital-share transactions	(24,566,368)	265,236,043

Net decrease in net assets	(802,415,274)	(14,936,177)

NET ASSETS:

Beginning of period	4,156,026,086	4,170,962,263

End of period	$3,353,610,812	$4,156,026,086

(a) See page 34 for share class information on dividend distributions for the International Strategic Equities Portfolio.

See Notes to Financial Statements.

2020 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	SMALL CAP CORE PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

SCB Class	$(18,753)	$(653,912)

Advisor Class	(3,500,847)	(49,597,397)

Class Z	(981,021)	(13,395,438)

	$(4,500,621)	$(63,646,747)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

SCB Class	$(1,209,894)	$(5,411,545)

Advisor Class	(16,458,466)	(64,631,751)

Class Z	(8,311,336)	(34,407,252)

	$(25,979,696)	$(104,450,548)

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19

Distributions to shareholders:

SCB Class	$(3,430,399)	$(4,514,423)

Advisor Class	(57,142,513)	(71,773,884)

Class Z	(29,429,642)	(39,030,314)

	$(90,002,554)	$(115,318,621)

34	Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO SCB CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19		YEAR ENDED 9/30/18		YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$10.78	$12.93		$12.21		$10.54	$10.00

Income from investment operations:

Investment income (loss), net (b)(c)	0.01	0.02		(0.00	) (d)	0.01	0.01

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(2.85)	(1.38)		1.44		1.67	0.53	(e)

Total from investment operations	(2.84)	(1.36)		1.44		1.68	0.54

Less dividends and distributions:

Dividends from net investment income	(0.02)	(0.00	) (d)	(0.01)		(0.01)	(0.00	) (d)

Distributions from net realized gain on investment transactions	0	(0.79)		(0.71)		0	0

Total dividends and distributions	(0.02)	(0.79)		(0.72)		(0.01)	0

Net asset value, end of period	$7.92	$10.78		$12.93		$12.21	$10.54

Total return (f)	(26.38)%	(10.15)%		12.44%		15.98%	5.45%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$6,292	$8,692		$10,865		$10,276	$4,870

Average net assets (000 omitted)	$8,755	$9,118		$10,771		$7,467	$2,314

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.13% (g)	1.14%		1.14%		1.18%	1.30%	(g)

Expenses, before waivers/reimbursements	1.14% (g)	1.14%		1.14%		1.19%	1.40%	(g)

Net investment income (loss) (c)	0.23% (g)	0.19%		(0.02)%		0.05%	0.16%	(g)

Portfolio turnover rate	39%	61%		102%		165%	88%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2020 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SMALL CAP CORE PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$10.82	$12.97	$12.25	$10.56	$10.00

Income from investment operations

Investment income, net (b)(c)	0.03	0.05	0.03	0.03	0.04

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(2.86)	(1.38)	1.44	1.69	0.53	(e)

Total from investment operations	(2.83)	(1.33)	1.47	1.72	0.57

Less dividends and distributions:

Dividends from net investment income	(0.05)	(0.03)	(0.04)	(0.03)	(0.01)

Distributions from net realized gain on investment transactions	0	(0.79)	(0.71)	0	0

Total dividends and distributions	(0.05)	(0.82)	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$7.94	$10.82	$12.97	$12.25	$10.56

Total return (f)	(26.28)%	(9.90)%	12.64%	16.29%	5.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$523,034	$734,733	$752,305	$695,958	$603,862

Average net assets (000 omitted)	$731,845	$724,908	$718,801	$654,649	$175,999

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.88% (g)	0.89%	0.89%	0.92%	1.05%	(g)

Expenses, before waivers/reimbursements	0.89% (g)	0.89%	0.89%	0.93%	1.15%	(g)

Net investment income (c)	0.48% (g)	0.44%	0.23%	0.30%	0.49%	(g)

Portfolio turnover rate	39%	61%	102%	165%	88%

See Footnote Summary on page 43.

See Notes to Financial Statements.

36	Bernstein Fund, Inc.

	SMALL CAP CORE PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/29/15(a) TO 9/30/16

Net asset value, beginning of period	$10.82	$12.96	$12.24	$10.56	$10.00

Income from investment operations

Investment income, net (b)(c)	0.03	0.05	0.03	0.03	0.04

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(2.86)	(1.37)	1.44	1.68	0.53	(e)

Total from investment operations	(2.83)	(1.32)	1.47	1.71	0.57

Less dividends and distributions:

Dividends from net investment income	(0.06)	(0.03)	(0.04)	(0.03)	(0.01)

Distributions from net realized gain on investment transactions	0	(0.79)	(0.71)	0	0

Total dividends and distributions	(0.06)	(0.82)	(0.75)	(0.03)	(0.01)

Net asset value, end of period	$7.93	$10.82	$12.96	$12.24	$10.56

Total return (f)	(26.36)%	(9.80)%	12.69%	16.22%	5.65%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$141,327	$192,161	$211,869	$179,340	$126,780

Average net assets (000 omitted)	$194,466	$190,252	$193,253	$144,513	$36,539

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.86% (g)	0.87%	0.86%	0.93%	1.05%	(g)

Expenses, before waivers/reimbursements	0.86% (g)	0.87%	0.86%	0.94%	1.35%	(g)

Net investment income (c)	0.51% (g)	0.46%	0.25%	0.30%	0.49%	(g)

Portfolio turnover rate	39%	61%	102%	165%	88%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2020 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO SCB CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$10.40	$12.40	$12.70	$10.92	$10.00

Income from investment operations:

Investment income, net (b)(c)	0.02	0.16	0.14	0.08	0.11

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(2.35)	(1.21)	0.02	1.96	0.81

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	(2.33)	(1.05)	0.16	2.04	0.92

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.19)	(0.14)	(0.14)	0

Distributions from net realized gain on investment transactions	0	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.19)	(0.95)	(0.46)	(0.26)	0

Net asset value, end of period	$7.88	$10.40	$12.40	$12.70	$10.92

Total return (f)	(22.89)%	(8.03)%	1.29%	19.28%	9.20%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$49,661	$64,993	$71,729	$73,531	$37,226

Average net assets (000 omitted)	$66,117	$64,757	$76,322	$55,325	$14,117

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.33% (g)	1.35%	1.35%	1.35%	1.35%	(g)

Expenses, before waivers/reimbursements	1.33% (g)	1.35%	1.35%	1.36%	1.53%	(g)

Net investment income (c)	0.43% (g)	1.50%	1.07%	0.75%	1.38%	(g)

Portfolio turnover rate	33%	46%	81%	65%	51%

See Footnote Summary on page 43.

See Notes to Financial Statements.

38	Bernstein Fund, Inc.

	INTERNATIONAL SMALL CAP PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$10.43	$12.43	$12.72	$10.93	$10.00

Income from investment operations

Investment income, net (b)(c)	0.04	0.19	0.18	0.10	0.15

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(2.36)	(1.21)	0.01	1.96	0.78

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	(2.32)	(1.02)	0.19	2.06	0.93

Less dividends and distributions:

Dividends from net investment income	(0.22)	(0.22)	(0.16)	(0.15)	0

Distributions from net realized gain on investment transactions	0	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.22)	(0.98)	(0.48)	(0.27)	0

Net asset value, end of period	$7.89	$10.43	$12.43	$12.72	$10.93

Total return (f)	(22.84)%	(7.70)%	1.53%	19.51%	9.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$591,122	$791,765	$810,447	$608,324	$367,468

Average net assets (000 omitted)	$791,885	$765,916	$745,535	$460,362	$230,324

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.09% (g)	1.10%	1.10%	1.10%	1.10%	(g)

Expenses, before waivers/reimbursements	1.09% (g)	1.10%	1.10%	1.11%	1.22%	(g)

Net investment income (c)	0.67% (g)	1.77%	1.43%	0.93%	1.87%	(g)

Portfolio turnover rate	33%	46%	81%	65%	51%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2020 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$10.43	$12.43	$12.72	$10.93	$10.00

Income from investment operations

Investment income, net (b)(c)	0.04	0.18	0.18	0.10	0.15

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(2.36)	(1.20)	0.02	1.96	0.78

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	(2.32)	(1.02)	0.20	2.06	0.93

Less dividends and distributions:

Dividends from net investment income	(0.22)	(0.22)	(0.17)	(0.15)	0

Distributions from net realized gain on investment transactions	0	(0.76)	(0.32)	(0.12)	0

Total dividends and distributions	(0.22)	(0.98)	(0.49)	(0.27)	0

Net asset value, end of period	$7.89	$10.43	$12.43	$12.72	$10.93

Total return (f)	(22.83)%	(7.70)%	1.54%	19.52%	9.30%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$305,507	$400,566	$427,851	$392,000	$254,068

Average net assets (000 omitted)	$402,780	$396,772	$424,411	$291,438	$187,312

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.08% (g)	1.10%	1.10%	1.10%	1.10%	(g)

Expenses, before waivers/reimbursements	1.08% (g)	1.10%	1.10%	1.11%	1.26%	(g)

Net investment income (c)	0.69% (g)	1.75%	1.36%	0.87%	1.92%	(g)

Portfolio turnover rate	33%	46%	81%	65%	51%

See Footnote Summary on page 43.

See Notes to Financial Statements.

40	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO SCB CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$11.59	$12.45	$12.69	$10.57	$10.00

Income from investment operations:

Investment income, net (b)(c)	0.06	0.24	0.22	0.18	0.21

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.97)	(0.79)	(0.11)	2.11	0.36	(e)

Total from investment operations	(1.91)	(0.55)	0.11	2.29	0.57

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.18)	(0.09)	(0.14)	(0.00	) (d)

Distributions from net realized gain on investment transactions	0	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.23)	(0.31)	(0.35)	(0.17)	(0.00)

Net asset value, end of period	$9.45	$11.59	$12.45	$12.69	$10.57

Total return (f)	(16.92)%	(4.22)%	0.86%	22.01%	5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$143,298	$175,497	$181,606	$152,725	$68,977

Average net assets (000 omitted)	$178,748	$168,856	$179,015	$106,248	$27,169

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.00% (g)	1.00%	1.03%	1.17%	1.20%	(g)

Expenses, before waivers/reimbursements	1.00% (g)	1.00%	1.04%	1.23%	1.34%	(g)

Net investment income (c)	0.96% (g)	2.07%	1.69%	1.62%	2.70%	(g)

Portfolio turnover rate	27%	63%	69%	69%	79%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2020 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO ADVISOR CLASS

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$11.63	$12.50	$12.72	$10.57	$10.00

Income from investment operations

Investment income, net (b)(c)	0.07	0.27	0.26	0.21	0.23

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.97)	(0.80)	(0.11)	2.11	0.35	(e)

Total from investment operations	(1.90)	(0.53)	0.15	2.32	0.58

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.21)	(0.11)	(0.14)	(0.01)

Distributions from net realized gain on investment transactions	0	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.26)	(0.34)	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$9.47	$11.63	$12.50	$12.72	$10.57

Total return (f)	(16.84)%	(4.01)%	1.18%	22.38%	5.75%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,096,236	$2,621,316	$2,568,426	$1,760,819	$737,765

Average net assets (000 omitted)	$2,654,830	$2,501,981	$2,275,780	$1,023,860	$459,166

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.75% (g)	0.75%	0.77%	0.93%	0.95%	(g)

Expenses, before waivers/reimbursements	0.75% (g)	0.75%	0.79%	0.98%	1.06%	(g)

Net investment income (c)	1.20% (g)	2.35%	2.05%	1.85%	2.93%	(g)

Portfolio turnover rate	27%	63%	69%	69%	79%

See Footnote Summary on page 43.

See Notes to Financial Statements.

42	Bernstein Fund, Inc.

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	FOR THE PERIOD 12/21/15(a) TO 9/30/16

Net asset value, beginning of period	$11.64	$12.51	$12.73	$10.58	$10.00

Income from investment operations

Investment income, net (b)(c)	0.07	0.26	0.25	0.20	0.24

Net realized and unrealized gain (loss) on investment transactions and foreign currency transactions	(1.98)	(0.79)	(0.10)	2.12	0.35	(e)

Total from investment operations	(1.91)	(0.53)	0.15	2.32	0.59

Less dividends and distributions:

Dividends from net investment income	(0.25)	(0.21)	(0.11)	(0.14)	(0.01)

Distributions from net realized gain on investment transactions	0	(0.13)	(0.26)	(0.03)	0

Total dividends and distributions	(0.25)	(0.34)	(0.37)	(0.17)	(0.01)

Net asset value, end of period	$9.48	$11.64	$12.51	$12.73	$10.58

Total return (f)	(16.84)%	(4.02)%	1.18%	22.35%	5.85%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,114,077	$1,359,213	$1,420,930	$1,276,674	$421,721

Average net assets (000 omitted)	$1,380,195	$1,331,620	$1,390,312	$605,465	$295,180

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.76% (g)	0.76%	0.79%	0.94%	0.95%	(g)

Expenses, before waivers/reimbursements	0.76% (g)	0.76%	0.80%	1.00%	1.10%	(g)

Net investment income (c)	1.20% (g)	2.31%	1.91%	1.74%	3.04%	(g)

Portfolio turnover rate	27%	63%	69%	69%	79%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net of expenses waived by the Adviser.
(d)	Amount is less than $.005.
(e)	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accordance with the Portfolios’ change in net realized and unrealized gain (loss) on investment transactions for the period.
(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(g)	Annualized, except for certain non-recurring fees.

See Notes to Financial Statements.

2020 Semi-Annual Report	43

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on September 11, 2015. The Fund operates as a series company currently comprised of three portfolios: Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered: SCB Class, Advisor Class and Class Z. Class Z shares are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”).

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The

44	Bernstein Fund, Inc.

earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2020:

SMALL CAP CORE PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$664,125,314	$0	$0	$664,125,314

Short-Term Investments	1,469,261	0	0	1,469,261

Total Investments in Securities	665,594,575	0	0	665,594,575

Other Financial Instruments (b):
Assets	0	0	0	0

Liabilities:

Futures	(1,318,882)	0	0	(1,318,882	) (c)

Total	$664,275,693	$0	$0	$664,275,693

2020 Semi-Annual Report	45

Notes to Financial Statements (continued)

INTERNATIONAL SMALL CAP PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$5,535,514	$144,762,508		$0	$150,298,022

Industrials	12,832,862	131,399,743		0	144,232,605

Consumer Discretionary	12,061,163	102,804,281		0	114,865,444

Consumer Staples	2,242,611	95,960,235		0	98,202,846

Real Estate	12,273,873	79,485,012		0	91,758,885

Financials	4,689,485	84,902,580		0	89,592,065

Health Care	3,779,928	66,816,447		0	70,596,375

Communication Services	13,835,401	46,352,886		0	60,188,287

Materials	14,449,285	41,478,734		0	55,928,019

Utilities	13,438,099	21,015,181		0	34,453,280

Energy	1,598,099	16,057,363		0	17,655,462

Short-Term Investments	8,385,993	0		0	8,385,993

Total Investments in Securities	105,122,313	831,034,970	(d)	0	936,157,283

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	4,618,516		0	4,618,516

Liabilities:

Forward Currency Exchange Contracts	0	(5,840,838)		0	(5,840,838)

Total	$105,122,313	$829,812,648		$0	$934,934,961

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$136,196,099	$459,537,850		$0	$595,733,949

Financials	21,248,721	511,549,139		0	532,797,860

Consumer Staples	17,583,480	379,343,186		0	396,926,666

Health Care	0	364,600,077		0	364,600,077

Consumer Discretionary	152,175,832	133,183,269		0	285,359,101

Utilities	35,313,864	237,743,829		0	273,057,693

Industrials	35,138,460	199,933,609		0	235,072,069

Materials	0	217,223,720		0	217,223,720

Communication Services	0	214,755,347		0	214,755,347

Energy	37,409,234	82,135,080		0	119,544,314

Real Estate	0	36,816,191		0	36,816,191

Short-Term Investments	63,089,198	0		0	63,089,198

Total Investments in Securities	498,154,888	2,836,821,297	(d)	0	3,334,976,185

Other Financial Instruments (b):

Assets:

Forward Currency Exchange Contracts	0	35,201,841		0	35,201,841

Liabilities:

Forward Currency Exchange Contracts	0	(41,236,701)		0	(41,236,701)

Total	$498,154,888	$2,830,786,437		$0	$3,328,941,325

(a)	See schedule of investments for sector classifications.

46	Bernstein Fund, Inc.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code. The International Small Cap Portfolio and International Strategic Equities Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

2020 Semi-Annual Report	47

Notes to Financial Statements (continued)

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annualized rate as follows:

Small Cap Core Portfolio: 0.80% of the Portfolio’s average daily net assets.

International Small Cap Portfolio: 1.00% of the Portfolio’s average daily net assets.

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International Strategic Equities	0.75%	0.65%	0.60%

48	Bernstein Fund, Inc.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Portfolios may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) as a percentage of daily average net assets on an annual basis (the “Expense Caps”) as follows:

PORTFOLIO	SCB CLASS	ADVISOR CLASS	CLASS Z
Small Cap Core	1.30%	1.05%	1.05%
International Small Cap	1.35%	1.10%	1.10%

The Expense Caps described above for Small Cap Core and International Small Cap may not be terminated by the Adviser before January 28, 2021. During the six months ended March 31, 2020, there were no such reimbursement/waivers. Effective January 27, 2018, the Expense Caps for International Strategic Equities of 1.20%, 0.95% and 0.95% of the daily average net assets for SCB Class, Advisor Class and Class Z shares, respectively, were terminated.

Any fees waived and expenses borne by the Adviser for the Portfolios through September 30, 2016 are subject to repayment by the Portfolios until September 30, 2019, such waivers that are subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$161,882
International Small Cap	420,136
International Strategic Equities	425,084

Any fees waived and expenses borne by the Adviser from October 1, 2016 through January 4, 2017 are subject to repayment by the Portfolios until September 30, 2020; such waivers that are subject to repayment amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$0
International Small Cap	20,030
International Strategic Equities	1,709

During the year ended September 30, 2017, the Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio made repayments to the Adviser in the amounts of $161,882, $27,230 and $426,793, respectively. During the year ended September 30, 2018, the International Small Cap Portfolio made repayments to the Adviser in the amount of $141,360. During the year ended September 30, 2019, the International Small Cap Portfolio made repayments to the Adviser in the amount of $239,327. During the six months ended March 31, 2020, the International Small Cap Portfolio made repayments to the Adviser in the amount of $17,600 In any case, no repayment will be made that would cause the Portfolios’ total annual fund operating expenses to exceed the net fee percentage set forth per the Expense Caps.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximately 64.9% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an

2020 Semi-Annual Report	49

Notes to Financial Statements (continued)

“assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.25% of the average daily net assets of SCB Class Shares.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2020, the compensation retained by ABIS amounted to: Small Cap Core Portfolio, $123,727; International Small Cap Portfolio, $118,330; and International Strategic Equities Portfolio, $216,172.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2020. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2020, such waivers amounted to:

PORTFOLIO	AMOUNT
Small Cap Core	$1,861
International Small Cap	5,946
International Strategic Equities	16,028

50	Bernstein Fund, Inc.

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2020 is as follows:

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/20 (000)	DIVIDEND INCOME (000)
Small Cap Core	$0	$71,316	$69,847	$1,469	$25
International Small Cap	29,940	135,234	156,788	8,386	90

International Strategic Equities	19,510	470,332	426,753	63,089	224

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2020, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Small Cap Core	$351,274,480	$0	$382,419,642	$0
International Small Cap	394,591,256	0	394,403,283	0
International Strategic Equities	1,114,993,807	0	1,251,577,655	0

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Small Cap Core	$48,438,591	$(181,370,044)	$(132,931,453)

International Small Cap	61,834,672	(292,412,316)	(230,577,644)

International Strategic Equities	241,320,453	(619,058,235)	(377,737,782)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay

2020 Semi-Annual Report	51

Notes to Financial Statements (continued)

to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2020, the Small Cap Core Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2020, the International Small Cap Portfolio held forward currency exchange contracts for non-hedging purposes. During the six months ended March 31, 2020, the International Strategic Equities Portfolio held forward currency exchange contracts for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

52	Bernstein Fund, Inc.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2020, the Portfolios had entered into the following derivatives:

SMALL CAP CORE PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$1,318,882	*

Total				$1,318,882

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,826,251)	$(648,466)

Total		$(3,826,251)	$(648,466)

INTERNATIONAL SMALL CAP PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,618,516	Unrealized depreciation on forward currency exchange contracts	$5,840,838

Total		$4,618,516		$5,840,838

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$2,575,167	$(1,629,887)

Total		$2,575,167	$(1,629,887)

2020 Semi-Annual Report	53

Notes to Financial Statements (continued)

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$35,201,841	Unrealized depreciation on forward currency exchange contracts	$41,236,701

Total		$35,201,841		$41,236,701

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign exchange contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(133,678)	$(4,696,444)

Total		$(133,678)	$(4,696,444)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2020:

SMALL CAP CORE PORTFOLIO
Futures:

Average notional amount of buy contracts	$18,551,488

INTERNATIONAL SMALL CAP PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$186,803,358

Average principal amount of sale contracts	$188,436,813

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,104,097,356

Average principal amount of sale contracts	$1,143,857,474

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

54	Bernstein Fund, Inc.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL SMALL CAP PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$734,982	$(734,982)	$0	$0	$0

Barclays Bank PLC	613,725	(613,725)	0	0	0

Citibank, NA	1,276,207	(1,276,207)	0	0	0

Credit Suisse International	178,439	(178,439)	0	0	0

Natwest Markets PLC	834,873	(326,757)	0	0	508,116

State Street Bank & Trust Co.	187,878	(187,878)	0	0	0

UBS AG	792,412	(333,209)	0	0	459,203

Total	$4,618,516	$(3,651,197)	$0	$0	$967,319	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$743,838	$(734,982)	$(8,856)	$0	$0

Barclays Bank PLC	1,916,008	(613,725)	(1,069,000)	0	233,283

Citibank, NA	1,815,850	(1,276,207)	(539,643)	0	0

Credit Suisse International	263,632	(178,439)	0	0	85,193

Natwest Markets PLC	326,757	(326,757)	0	0	0

State Street Bank & Trust Co.	441,544	(187,878)	0	0	253,666

UBS AG	333,209	(333,209)	0	0	0

Total	$5,840,838	$(3,651,197)	$(1,617,499)	$0	$572,142	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$10,751,160	$(7,116,237)	$(3,634,923)	$0	$0

Barclays Bank PLC	2,151,283	(1,196,384)	0	0	954,899

Citibank, NA	12,721,814	(12,721,814)	0	0	0

Credit Suisse International	791,405	(281,985)	0	0	509,420

Morgan Stanley Capital Services, Inc.	6,147,583	(6,147,583)	0	0	0

Societe Generale	222,712	(222,712)	0	0	0

State Street Bank & Trust Co.	932,886	(106,886)	0	(307,789)	518,211

UBS AG	1,482,998	(1,482,998)	0	0	0

Total	$35,201,841	$(29,276,599)	$(3,634,923)	$(307,789)	$1,982,530	^

2020 Semi-Annual Report	55

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$7,116,237	$(7,116,237)	$0	$0	$0

Barclays Bank PLC	1,196,384	(1,196,384)	0	0	0

Citibank, NA	17,915,566	(12,721,814)	(260,000)	0	4,933,752

Credit Suisse International	281,985	(281,985)	0	0	0

Morgan Stanley Capital Services, Inc.	11,596,389	(6,147,583)	(3,080,000)	0	2,368,806

Societe Generale	1,072,903	(222,712)	0	0	850,191

State Street Bank & Trust Co.	106,886	(106,886)	0	0	0

UBS AG	1,950,351	(1,482,998)	0	0	467,353

Total	$41,236,701	$(29,276,599)	$(3,340,000)	$0	$8,620,102	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2020 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 were as follows:

PORTFOLIO	2019	2018
Small Cap Core

Distributions paid from:

Ordinary income	$14,027,833	$43,711,826

Long-term capital gains	49,618,914	9,503,468

Total distributions paid	$63,646,747	$53,215,294

International Small Cap

Distributions paid from:

Ordinary income	$33,502,855	$26,750,515

Long-term capital gains	70,947,693	15,003,353

Total distributions paid	$104,450,548	$41,753,868

56	Bernstein Fund, Inc.

PORTFOLIO	2019	2018
International Strategic Equities

Distributions paid from:

Ordinary income	$71,212,856	$45,938,248

Long-term capital gains	44,105,765	51,103,476

Total distributions paid	$115,318,621	$97,041,724

As of September 30, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)
Small Cap Core	$4,045,376	$0	$(9,410,607)	$54,510,713	$49,145,482

International Small Cap	24,744,222	0	(69,909,896)	23,008,113	(22,157,561)

International Strategic Equities	85,508,033	0	(199,521,872)	176,013,349	61,999,510

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2019, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Small Cap Core	$9,410,607	$0

International Small Cap	46,798,945	23,110,951

International Strategic Equities	154,435,582	45,086,290

NOTE 5.	Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political, regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Sector Risk—The Portfolios may have more risk because of concentrated investments in a particular market sector, such as the financials, consumer discretionary, information technology or industrials sector. Market or economic factors affecting that sector could have a major effect on the value of the Portfolios’ investments.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

2020 Semi-Annual Report	57

Notes to Financial Statements (continued)

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value. Derivatives and securities involving substantial market and credit risk may become illiquid.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or

58	Bernstein Fund, Inc.

region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The Portfolios may seek to focus on different investment disciplines or factors at different times as a means to achieve their investment objectives. In the event that the investment disciplines or factors to which the Portfolios have greater exposure perform worse than the investment disciplines or factors with less exposure, the Portfolios’ returns may be negatively affected.

Derivatives Risk—The Portfolios may use derivatives in currency hedging as well as for direct investments to gain access to certain markets, earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

REIT Risk— Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. REIT issuers

2020 Semi-Annual Report	59

Notes to Financial Statements (continued)

may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other registered funds advised by the Adviser and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies.

Portfolio Turnover Risk—The Portfolios’ investment strategies may result in high portfolio turnover. The Portfolios generally buy portfolio securities with the intention of holding them for investment. However, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 27 billion shares of common stock, par value $0.0001 per share. Each SCB Class, Advisor Class and Class Z of the Portfolios is allocated 1 billion shares. The balance of the authorized shares have been allocated to share classes that are currently not offered.

60	Bernstein Fund, Inc.

Share transactions for each Portfolio for the six months ended March 31, 2020 and the year ended September 30, 2019, were as follows:

	SMALL CAP CORE PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
SCB Class Shares

Shares sold	34,208	69,823	$371,499	$758,037

Shares issued to shareholders on reinvestment of dividends and distributions	1,366	62,349	15,687	635,337

Shares redeemed	(47,306)	(166,504)	(489,421)	(1,790,120)

Net decrease	(11,732)	(34,332)	$(102,235)	$(396,746)

Advisor Class Shares

Shares sold	4,169,450	16,156,095	$41,846,413	$174,068,372

Shares issued to shareholders on reinvestment of dividends and distributions	226,732	4,736,603	2,606,176	48,360,719

Shares redeemed	(6,407,325)	(11,002,629)	(65,636,029)	(119,233,718)

Net increase (decrease)	(2,011,143)	9,890,069	$(21,183,440)	$103,195,373

Class Z Shares

Shares sold	0	108,798	$0	$1,155,644

Shares issued to shareholders on reinvestment of dividends and distributions	85,376	1,313,198	980,966	13,394,618

Shares redeemed	(37,548)	0	(436,378)	0

Net increase	47,828	1,421,996	$544,588	$14,550,262

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
SCB Class Shares

Shares sold	288,763	684,410	$3,071,877	$7,113,704

Shares issued to shareholders on reinvestment of dividends and distributions	88,586	532,696	967,359	5,220,418

Shares redeemed	(322,923)	(755,928)	(3,280,621)	(7,980,810)

Net increase	54,426	461,178	$758,615	$4,353,312

2020 Semi-Annual Report	61

Notes to Financial Statements (continued)

	INTERNATIONAL SMALL CAP PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
Advisor Class Shares

Shares sold	8,391,672	14,129,957	$88,398,763	$147,796,136

Shares issued to shareholders on reinvestment of dividends and distributions	1,209,860	6,278,823	13,211,672	61,595,256

Shares redeemed	(10,614,046)	(9,669,961)	(103,793,593)	(100,418,228)

Net increase (decrease)	(1,012,514)	10,738,819	$(2,183,158)	$108,973,164

Class Z Shares

Shares sold	91,533	656,113	$1,000,000	$7,460,000

Shares issued to shareholders on reinvestment of dividends and distributions	761,111	3,507,365	8,311,336	34,407,253

Shares redeemed	(546,056)	(162,029)	(5,916,944)	(1,647,682)

Net increase	306,588	4,001,449	$3,394,392	$40,219,571

	INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19	SIX MONTHS ENDED 3/31/20 (UNAUDITED)	YEAR ENDED 9/30/19
SCB Class Shares

Shares sold	835,524	1,972,651	$9,978,446	$22,419,919

Shares issued to shareholders on reinvestment of dividends and distributions	227,647	378,213	2,734,044	4,084,696

Shares redeemed	(1,042,806)	(1,794,983)	(11,892,422)	(20,349,142)

Net increase	20,365	555,881	$820,068	$6,155,473

Advisor Class Shares

Shares sold	15,006,731	43,767,668	$168,785,754	$497,567,958

Shares issued to shareholders on reinvestment of dividends and distributions	3,780,219	5,921,658	45,476,036	64,013,121

Shares redeemed	(22,918,030)	(29,818,923)	(248,699,312)	(337,249,650)

Net increase (decrease)	(4,131,080)	19,870,403	$(34,437,522)	$224,331,429

Class Z Shares

Shares sold	0	1,213,792	$0	$13,982,660

Shares issued to shareholders on reinvestment of dividends and distributions	2,444,301	3,607,206	29,429,388	39,029,972

Shares redeemed	(1,730,067)	(1,660,224)	(20,378,302)	(18,263,491)

Net increase	714,234	3,160,774	$9,051,086	$34,749,141

62	Bernstein Fund, Inc.

At March 31, 2020, certain AllianceBerstein mutual funds owned 15%, 22% and 23% of Small Cap Core Portfolio, International Small Cap Portfolio and International Strategic Equities Portfolio, respectively, in aggregate of the Portfolios’ outstanding shares.

NOTE 7.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2020 Semi-Annual Report	63

Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry(1)(3)

Chair

Beata D. Kirr*

President

R. Jay Gerken(1)

Director

Jeffrey R. Holland(1)

Director

William Kristol(1)

Director

Michelle McCloskey(1)

Director

Donald K. Peterson(1)

Director

OFFICERS

Andrew Birse(2),

Vice President

Peter Chocian(2),

Vice President

Serdar Kalaycioglu(2),

Vice President

Samantha S. Lau(2),

Vice President

Stuart Rae(2),

Vice President

Sammy Suzuki(2),

Vice President

Erik A. Turenchalk(2)

Vice President

Nelson Yu(2),

Vice President

Emilie D. Wrapp,

Secretary

Michael B. Reyes,

Senior Analyst

Joseph J. Mantineo,

Treasurer and Chief Financial Officer

Phyllis J. Clarke,

Controller

Vincent S. Noto,

Chief Compliance Officer

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

TRANSFER AGENT

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

(1)	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
(2)	The day-to-day management of, and investment decisions for, the Portfolios are made by a team comprised of senior portfolio managers. Messrs. Rae and Suzuki are the investment professionals with the most significant responsibility for the day-to-day management of the International Strategic Equities Portfolio. Messrs. Birse, Chocian and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the International Small Cap Portfolio. Ms. Lau and Messrs. Kalaycioglu and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Small Cap Core Portfolio.
(3)	Member of the Special Pricing Committee.
*	Ms. Kirr became President of the Fund on April 1, 2020.

64	Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios’ will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2020 Semi-Annual Report	65

Board’s Consideration of Investment Management Arrangements

Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the International Strategic Equities Portfolio, International Small Cap Portfolio, and Small Cap Core Portfolio (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)(the “Investment Management Agreement”) at a meeting held on October 29-30, 2019.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 14, 2019, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met in person and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2019. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 26, 2019, the Board of Directors held an in-person meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 26, 2019 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 2, 2019, and the Adviser provided certain additional information by means of a letter dated October 17, 2019. The Independent Directors held a telephonic meeting on October 21, 2019 with their independent counsel and the Senior Analyst to discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 29-30, 2019, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 26, 2019, and October 29-30, 2019 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar

66	Bernstein Fund, Inc.

investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees and other Portfolio expenses, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to continue fee waivers and/or expense caps applicable to the International Small Cap and Small Cap Core Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee. The Board further reviewed updated information about the ongoing divestiture of AXA, S.A. of its holdings of AXA Equitable Holdings, Inc. (“AXA Equitable”). AXA formerly owned all of the outstanding shares of common stock of AXA Equitable, which is an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, and AXA is in the process of divesting those shares. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the ongoing divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the ongoing divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year and 3-year periods ended July 31, 2019 and versus each Portfolio’s benchmark index for the 1-year, 3-year and since inception for the relevant periods, as well as the most recently available Morningstar rating for the Portfolios. The Board also received certain updated performance information as of September 30, 2019. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

2020 Semi-Annual Report	67

Board’s Consideration of Investment Management Arrangements (continued)

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2017 and 2018, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors had also received a presentation at the July 24, 2019 Board meeting from the independent consultant who reviewed the Adviser’s method of calculating profitability. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the International Strategic Equities Portfolio, breakpoint arrangements as currently in effect for the International Strategic Equities Portfolio, the fact that the International Small Cap and Small Cap Core Portfolios are research-intensive and may be capacity-constrained, expense caps and waivers applying to the International Small Cap and Small Cap Core Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements, although the Adviser decreased its operating expenses and staff in recent years. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis). The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

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Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

ADVISORY FEE SCHEDULE
International Small Cap Portfolio	1.00% of the Portfolio’s average net assets.

International Strategic Equities Portfolio	0.75% of the first $2.5 billion of the Portfolio’s average net assets; 0.65% of the excess over $2.5 billion up to $5 billion; and 0.60% of the excess of the Portfolio’s average net assets over $5 billion.

Small Cap Core Portfolio	0.80% of the Portfolio’s average net assets.

Subsequent Event

As a result of the divestiture by AXA of a substantial portion of its holdings in AXA Equitable, the Investment Management Agreement has automatically terminated as of November 13, 2019, and a new Investment Management Agreement (approved by the Board and the shareholders of the Fund in 2018) has come into effect. The new Investment Management Agreement is identical to the prior Investment Management Agreement other than as to its date.

2020 Semi-Annual Report	69

Distributor

BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

ISCEC-0152-0320

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:    May 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:    May 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:    May 27, 2020